EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheets.

                    CHL Mortgage Pass-Through Trust 2005-3
                     Mortgage Pass-Through Certificates,
                                Series 2005-3






                        Preliminary Marketing Materials






                                   $1,487mm
                  (Approximate, subject to +/- 10% Variance)



                                  CWMBS, Inc.
                                  Depositor

                            Countrywide Home Loans
                                   (Seller)

                     Countrywide Home Loans Servicing LP
                              (Master Servicer)


                          [UBS INVESTMENT BANK LOGO]

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



                      COMPUTATIONAL MATERIALS DISCLAIMER

The analysis in this report is based on information provided by Countrywide Home Loans (the "Seller"). UBS Securities LLC ("UBS") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the Certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------


                              Contact Information


                   FOR ADDITIONAL INFORMATION PLEASE CALL:


     ---------------------------------------------------------------------
                              UBS Securities LLC
     ---------------------------------------------------------------------


                                  MBS Finance
          Douglas Adelman                            (212) 713-2860

                                  MBS Trading
          Brian Bowes                                (212) 713-2860
          Adam Yarnold                               (212) 713-2860
          Margarita Genis                            (212) 713-2860
          Amit Pardasani                             (212) 713-2860
     ---------------------------------------------------------------------








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------


Preliminary Term Sheet                        Date Prepared: February 23, 2005
                    CHL Mortgage Pass-Through Trust 2005-3
               Mortgage Pass-Through Certificates, Series 2005-3

              $1,487mm (Approximate, Subject to +/- 10% Variance)

                        Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Expected
             Principal Amount        WAL (Yrs)       Pmt Window (Mths)         Interest                               Ratings
 Class         (Approx) (1)         Call/ Mat(2)        Call/ Mat(2)          Rate Type         Tranche Type        S&P/Moody s
 -----         ------------         ------------        ------------          ---------         ------------        -----------
 1-A-1          275,000,000           2.92/3.2          1-94 / 1-360         Floater (3)        Senior Pass-          AAA/Aaa
                                                                                                  Through
 1-A-2          590,463,000           2.92/3.2          1-94 / 1-360         Floater (3)        Super Senior          AAA/Aaa
 1-A-3          169,305,000          1.50/1.50          1-44 / 1-44          Floater (3)      Super Senior Mez        AAA/Aaa
 1-A-4          76,636,000           6.06/6.94         44-94 / 44-360        Floater (3)      Super Senior Mez        AAA/Aaa
 1-A-5          147,700,000           2.92/3.2          1-94 / 1-360         Floater (3)         Senior Mez           AAA/Aaa
 2-A-1          81,223,000           2.96/3.25          1-94 / 1-360         Floater (3)        Super Senior          AAA/Aaa
 2-A-2          54,149,000           2.96/3.25          1-94 / 1-360         Floater (3)         Senior Mez           AAA/Aaa
I-X (4)       1,259,104,000                Not Marketed Hereby                Variable        Senior/WAC IO/PO        AAA/Aaa
2-X (5)        135,372,000                 Not Marketed Hereby                Variable        Senior/WAC IO/PO        AAA/Aaa
M-X (6)        122,083,318                 Not Marketed Hereby                Variable        Senior/WAC IO/PO        AAA/Aaa
  A-R              100                     Not Marketed Hereby                Variable         Senior/Residual        AAA/Aaa
  M-1           18,957,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate          AA+/Aa1
  M-2           17,440,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate          AA+/Aa2
  M-3            9,858,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate          AA+/Aa3
  M-4           16,682,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate           AA/NR
  M-5            9,858,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate           A+/A3
  M-6            8,341,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate            A/NR
  M-7            8,341,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate         BBB+/Baa3
  B-1            1,517,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate          BBB/Baa3
  B-2            2,275,000           5.34/6.01          1-94 / 1-360         Floater (7)         Subordinate           BBB/NR
------------------------------------------------------------------------------------------------------------------------------
  B-3           12,132,000                                                                       Subordinate            BB/NR
  B-4           10,616,000                   Privately Offered Certificates                      Subordinate             B/NR
  B-5            6,066,318                                                                       Subordinate            NR/NR
------------------------------------------------------------------------------------------------------------------------------



(1) Distributions on the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1, and Class 2-A-2 Certificates will be derived primarily from a pool of adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates are shown to the first possible Optional Call Date and to maturity.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------


(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5 Class 2-A-1, and Class 2-A-2 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class 1-X Certificates will consist of one interest only component and one principal and interest component each related to Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class 1-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the principal and interest component of the Class 1-X Certificates, as described in the final prospectus supplement.

(5) The Class 2-X Certificates will consist of one interest only component and one principal and interest component each related to the Class 2-A-1, and Class 2-A-2 Certificates. The interest only component will have a notional balance equal to the aggregate principal balance of the Class 2-A-1, and Class 2-A-2 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A-1, and Class 2-A-2 Certificates, adjusted for the related interest accrual period. The principal and interest components of the Class 2-X Certificate will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the principal and interest component of the Class 2-X Certificates, as described in the final prospectus supplement.

(6) The Class M-X Certificates will consist of one interest only component and one principal and interest component each related to the Group 1 and Group 2 Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3, Class B-4 and Class B-5 Certificates; adjusted for the related interest accrual period. The principal and interest component of the Class M-X Certificate will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans and Group 2 Mortgage Loans allocated to the principal and interest component of the Class M-X Certificates, as described in the final prospectus supplement.

(7) For each Distribution Date, the Certificate Interest Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1,Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------


Depositor:                     CWMBS, Inc.

Lead Underwriter:              UBS Securities LLC

Seller:                        Countrywide Home Loans, Inc.

Master Servicer:               Countrywide Home Loans Servicing, LP.

Trustee:                       The Bank of New York

Rating Agencies:               S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:                  February 1, 2005.

Expected Pricing Date:         February 23, 2005.

Closing Date:                  On or about February 28, 2005.

Distribution Date:             The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2005.

Certificates:                  The "Senior Certificates" will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3,
                               Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class 1-X, Class 2-X, and Class
                               M-X Certificates (collectively the "Class A Certificates"), and Class A-R
                               Certificate. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                               Class M-7 Certificates (collectively the "Class M Certificates"), Class B-1, Class
                               B-2, Class B-3, Class B-4 and Class B-5 Certificates will be referred to herein as the "Subordinate Certificates." The Senior Certificates and the Subordinate
                               Certificates are collectively referred to herein as the "Certificates." The Class
                               1-A- 1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5, Class 2-A-1, and
                               Class 2-A-2 Certificates and the Subordinate Certificates are referred to herein as the "LIBOR Certificates". The Senior Certificates and the Class M-1, Class M-2, Class
                               M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Certificates
                               (the "Offered Certificates") are being offered publicly as described in the final prospectus supplement. The Class 1-X, Class 2-X, and Class M-X Certificates are
                               referred to herein as the "Class X Certificates".

Accrued Interest:              The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class 1-X, Class
                               2-X, and Class M-X will include [30] days of accrued interest.

Interest Accrual Period:       The interest accrual period with respect to the Class 1-A-1, Class 1-A-2, Class
                               1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, and Class 2-A-2 Certificates for a
                               given Distribution Date will be the period beginning with the prior Distribution Date
                               (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such
                               Distribution Date (or in the case of the first Distribution Date, the Closing Date)
                               and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class 1-X, Class 2-X, and
                               Class M-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



Registration:                  The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the
                               Euroclear System.

Federal Tax Treatment:         It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R
                               Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:             The Class A Certificates and the Class M Certificates, Class B-1 and Class B-2
                               Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Treatment:               The Senior Certificates and Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:          The terms of the transaction allow for an option to terminate the Offered
                               Certificates, which may be exercised once the aggregate principal balance of the
                               Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the
                               Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed:                         The LIBOR Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:                The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.

                               For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the related mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds a percentage (in each case, not greater than 115%) of the original principal balance due to Deferred Interest (the "Negative Amortization
                               Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                               Negative amortization on a Mortgage Loan will occur if the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of any Deferred Interest is added to the unpaid principal balance of the
                               Mortgage Loan.

                               The "Group 1 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1
                               Mortgage Loans accrue






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



                               interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). The interest rate for each Mortgage Loan adjusts monthly to equal the sum of MTA and the related gross margin. None of the Group 1 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 1 Mortgage Loans are subject to a maximum mortgage rate.

                               The "Group 2 Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                               Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial period of one to four months) based upon an index rate of one-month LIBOR.
                               The interest rate for each Mortgage Loan adjusts monthly to equal the sum of one-month LIBOR and the related gross margin. None of the Group 2 Mortgage Loans are subject to a periodic rate adjustment cap. All of the Group 2 Mortgage Loans are subject to a maximum mortgage rate.

                               The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                               On the Closing Date the aggregate principal balance of the Mortgage Loans as of the
                               Cut-off Date is expected to be at least approximately $1,516,559,419, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $1,369,336,031 and the aggregate principal balance of the
                               Group 2 Mortgage Loans as of the Cut-off Date is expected to be at least approximately $147,223,387.

Credit Enhancement:            Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                               Credit enhancement for the Senior Certificates will consist of the subordination of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                               Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially
                               8.05% total subordination.

                               Credit enhancement for the Class M-1 Certificates will consist of the subordination of the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1,
                               Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 6.8% total subordination.

                               Credit enhancement for the Class M-2 Certificates will consist of the subordination of the Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2,
                               Class B-3, Class B-4 and Class B-5 Certificates, initially 5.65% total subordination.

                               Credit enhancement for the Class M-3 Certificates will consist of the subordination of the Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3,
                               Class B-4 and Class B-5 Certificates, initially 5% total subordination.

                               Credit enhancement for the Class M-4 Certificates will consist of the subordination of the Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4
                               and Class B-5 Certificates, initially 3.9% total subordination.

                               Credit enhancement for the Class M-5 Certificates will consist of the subordination of the Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                               Certificates, initially 3.25% total subordination.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



                               Credit enhancement for the Class M-6 Certificates will consist of the subordination of the Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                               Certificates, initially 2.7% total subordination.

                               Credit enhancement for the Class M-7 Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates,
                               initially 2.15% total subordination.

                               Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially 2.05%
                               total subordination.

                               Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates, initially 1.9% total subordination.

Shifting Interest:             Until the Distribution Date occurring in March 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                               Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).
                               After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                               The unscheduled principal payment percentages on the Subordinate Certificates are as follows:


                               Periods:                                        Unscheduled Principal Payments (%)
                               --------                                        ----------------------------------
                               March 2005 - February 2015                            0% Pro Rata Share
                               March 2015 - February 2016                           30% Pro Rata Share
                               March 2016 - February 2017                           40% Pro Rata Share
                               March 2017 - February 2018                           60% Pro Rata Share
                               March 2018 - February 2019                           80% Pro Rata Share
                               March 2019 and after                                100% Pro Rata Share



                               However, if the credit enhancement percentage provided by the Subordinate
                               Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the
                               Distribution Date in March 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in March 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                               Scheduled principal payments will be distributed pro rata to the Senior and
                               Subordinate Certificates.

                               Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the
                               Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



                               Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.

Allocation of
Realized Losses:               Any realized losses on the Mortgage Loans will be allocated as follows: first, to the
                               Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and
                               second; to the Senior Certificates as follows:
                               (a)   any realized losses on the Group 1 Mortgage Loans to the Class 1-A-1, Class
                                     1-A-2, Class 1-A-3, Class 1-A-4, and Class 1-A-5 Certificates and the principal and interest component of the Class 1-X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class
                                     1-A-2 Certificates will instead be allocated first to Class 1-A-5 and then to the
                                     Class 1-A-3 and Class 1-A-4 Certificates pro rata until its class principal balance has been reduced to zero; and provided further, however, that any realized losses otherwise allocable to the Class 1-A-3 and Class 1-A-4 Certificates will instead be allocated to the Class 1-A-5 Certificates until its class principal balance has been reduced to zero.
                               (b)   Any realized losses on the Group 2 Mortgage Loans to the Class 2-A-1
                                     Certificates, Class 2-A-2 Certificates and the principal and interest component of the Class 2-X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:             The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate, any lender paid mortgage insurance premiums, and the trustee fee rate.

Net WAC Cap:                   The "Net WAC Cap" for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, and
                               Class 1-A-5 Certificates is equal to (x) the weighted average of the Net Mortgage
                               Rates of the Group 1 Mortgage Loans.

                               The "Net WAC Cap" for the Class 2-A-1 and Class 2-A-2 Certificates is equal to (x)
                               the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans.

                               The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans
                               and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans,
                               in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.

Carryover Shortfall
Amount:                        The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate
                               Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the
                               "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class 1-X, Class 2-X, or






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



                               Class M-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-X , Class 2-X, or Class M-X Certificates, as described in the final prospectus supplement).

Net Deferred Interest:         The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                               Deferred Interest for the related due period over all principal payments for the related due period and prepayment period.

                               On each Distribution Date, Net Deferred Interest will be allocated to each class of certificates in proportion to such class's interest entitlement for such Distribution
                               Date.





Certificates Priority of
Distributions:
                               Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1.    Payment of interest pro rata to the classes of senior certificates relating to each respective loan group; provided, however, that any distribution of interest to which the Class 1-X and Class 2-X Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into a carryover shortfall reserve fund (the "Carryover Shortfall Reserve Fund") and will not be distributed except as described below.

                               2.    Payment of principal to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal as follows:
                                         a.   The Group 1 senior principal distribution amount will be distributed concurrently as follows:
                                                   i.   80.4669828704% concurrently, to Class 1-A-1, Class 1-A-2, and
                                                        Class 1-A-5, pro rata, until retired
                                                  ii.   19.5330171296% sequentially, to Class 1-A-3 and 1-A-4, in that order, until retired
                                         b.   The Group 2 senior principal distribution amount will be paid, concurrently, to Class 2-A-1 and Class 2-A-2, pro rata, until retired.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

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                                        CHL Mortgage Pass-Through Trust 2005-3
------------------------------------------------------------------------------



                               3.    Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class M-1, Class
                                     M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2,
                                     etc; provided, however, that any distribution of interest to which the Class M-X
                                     Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.

                               From amounts on deposit in the Carryover Shortfall Reserve Fund

                               1.    Concurrently, Interest to (a) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class
                                     1-A-4, and Class 1-A-5 Certificates from amounts received from the Class 1-X
                                     Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid, (b) the Class 2-A-1 and
                                     Class 2-A-2 Certificates from amounts received from the Class 2-X Certificates, pro rata, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid and (c) the Class M-1, Class M-2, Class M-3,
                                     Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class
                                     B-4, and Class B-5 Certificates from amounts received from the Class M-X Certificate, sequentially; in each case, in an amount up to the amount of any carryover shortfall amounts with respect to each such class of certificates.
                               2.    To the Class 1-X, Class 2-X and M-X Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
   Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
  Although the information contained in the material is based on sources the
   Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
    OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          wa
                                                                            %                     wa        wa          Loan
                                                             Total         of     Average  Remaining    Credit            to
Range of Loan Interest Rates                Count          Balance       Pool     Balance       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------
1.000%                                      2,217   833,333,882.95      54.95  375,883.57        360       707         73.38
1.250%                                         19     6,911,795.00       0.46  363,778.68        360       712         70.86
1.375%                                        680   162,066,471.92      10.69  238,333.05        360       719         72.57
1.750%                                        329   111,210,497.02       7.33  338,025.83        360       711         72.10
2.000%                                         56    32,109,525.00       2.12  573,384.38        360       715         69.72
2.055%                                          1       438,165.00       0.03  438,165.00        360       740         90.00
2.105%                                          1       258,300.00       0.02  258,300.00        360       640         90.00
2.125%                                        120    27,643,429.55       1.82  230,361.91        360       723         75.99
2.175%                                          3       631,000.00       0.04  210,333.33        360       639         88.75
2.250%                                          1       248,200.00       0.02  248,200.00        360       682         82.73
2.320%                                          1       195,000.00       0.01  195,000.00        360       649         82.98
2.325%                                          1       159,550.00       0.01  159,550.00        360       736         95.00
2.330%                                          1       494,538.00       0.03  494,538.00        360       700         84.54
2.335%                                          5     1,166,350.00       0.08  233,270.00        360       685         94.08
2.345%                                          9     2,106,900.00       0.14  234,100.00        360       723         95.00
2.355%                                          4       965,138.00       0.06  241,284.50        360       717         95.00
2.375%                                          4       520,142.00       0.03  130,035.50        360       701         87.81
2.385%                                          1       136,200.00       0.01  136,200.00        360       621         92.34
2.395%                                          1       128,340.00       0.01  128,340.00        360       708         91.67
2.405%                                          1       260,300.00       0.02  260,300.00        360       684         94.66
2.750%                                         11     3,460,099.02       0.23  314,554.46        360       727         76.41
3.075%                                          1       314,735.64       0.02  314,735.64        359       757         95.00
3.095%                                          1       280,250.00       0.02  280,250.00        360       758         95.00
3.105%                                          1       262,200.00       0.02  262,200.00        360       639         95.00
3.125%                                          3       686,000.00       0.05  228,666.67        360       704         91.52
3.135%                                          1       227,050.00       0.01  227,050.00        360       740         95.00
3.145%                                          1       123,000.00       0.01  123,000.00        360       662         94.62
3.625%                                          2     1,153,434.41       0.08  576,717.21        359       725         71.57
3.875%                                          4     1,699,340.70       0.11  424,835.18        359       712         76.27
3.937%                                          1        76,800.00       0.01   76,800.00        360       759         75.29
4.075%                                          1       237,017.98       0.02  237,017.98        359       653         95.00
4.125%                                          9     3,818,228.51       0.25  424,247.61        359       699         62.86
4.250%                                          3     1,085,114.56       0.07  361,704.85        359       753         80.00
4.375%                                         47    17,820,268.46       1.18  379,154.65        359       714         75.43
4.420%                                          1       300,000.00       0.02  300,000.00        360       694         72.64
4.450%                                          1       336,683.56       0.02  336,683.56        359       696         94.89
4.500%                                        325   127,932,182.38       8.44  393,637.48        359       711         73.82
4.537%                                          1       409,022.95       0.03  409,022.95        359       668         78.10
4.555%                                          1       261,795.33       0.02  261,795.33        357       783         90.00
4.615%                                          1       116,786.01       0.01  116,786.01        359       735         85.40
4.625%                                         32    12,477,147.22       0.82  389,910.85        359       710         74.78
4.750%                                         67    23,584,683.11       1.56  352,010.20        359       702         74.68
4.825%                                          1       345,119.37       0.02  345,119.37        359       660         94.98
4.850%                                          1       221,848.84       0.01  221,848.84        359       703         90.00
4.875%                                        390   127,176,978.96       8.39  326,094.82        359       708         73.45
4.950%                                          1       150,317.47       0.01  150,317.47        359       758         94.97
5.000%                                          5     1,025,239.34       0.07  205,047.87        359       701         72.88
5.040%                                          1       289,458.32       0.02  289,458.32        359       670         82.86
5.125%                                          7     1,593,498.72       0.11  227,642.67        359       709         69.30
5.220%                                          1       159,428.31       0.01  159,428.31        358       659         95.00
5.250%                                         31     6,786,619.26       0.45  218,923.20        359       732         73.62
5.375%                                          2       570,954.56       0.04  285,477.28        359       713         55.71
5.500%                                          1       398,958.33       0.03  398,958.33        359       665         74.21
5.875%                                          1       195,433.15       0.01  195,433.15        359       756         79.99
----------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412 1,516,559,418.91     100.00  343,735.14        360       710         73.38
----------------------------------------------------------------------------------------------------------------------------
Weighted Average:  1.955696%
wa (CURRRATE-LPMI) CURRBAL:  1.951049%
----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                       %                    wa          wa        wa          Loan
                                                        Total         of        Average  Gross   Remaining    Credit            to
Current Balance                     Count             Balance       Pool        Balance   Rate        Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                           36        1,365,280.51       0.09      37,924.46  1.556         360       721         75.28
$50,001 - $100,000                    164       13,658,158.43       0.90      83,281.45  1.969         360       717         69.85
$100,001 - $150,000                   446       56,628,485.70       3.73     126,969.70  1.942         360       713         72.52
$150,001 - $200,000                   551       96,937,621.60       6.39     175,930.35  1.912         360       707         73.93
$200,001 - $250,000                   529      119,242,110.33       7.86     225,410.42  1.927         360       705         73.73
$250,001 - $300,000                   530      146,053,532.44       9.63     275,572.70  2.001         360       706         74.76
$300,001 - $350,000                   465      151,497,715.94       9.99     325,801.54  2.079         360       707         75.12
$350,001 - $400,000                   439      165,891,524.86      10.94     377,885.02  1.980         360       706         75.14
$400,001 - $450,000                   286      121,893,345.72       8.04     426,200.51  2.103         360       715         75.58
$450,001 - $500,000                   251      119,537,694.63       7.88     476,245.80  2.030         360       704         76.30
$500,001 - $550,000                   143       75,152,776.55       4.96     525,543.89  2.165         360       708         75.13
$550,001 - $600,000                   136       78,356,826.57       5.17     576,153.14  2.038         360       711         74.97
$600,001 - $650,000                   146       92,963,923.29       6.13     636,739.20  2.046         360       713         73.11
$650,001 - $700,000                    42       28,356,955.32       1.87     675,165.60  1.918         360       721         70.35
$700,001 - $750,000                    32       23,203,743.63       1.53     725,116.99  1.749         360       721         71.02
$750,001 - $1,000,000                 152      136,379,272.33       8.99     897,232.05  1.583         360       713         69.62
$1,000,001 - $1,500,000                50       65,113,406.06       4.29   1,302,268.12  1.591         360       714         63.64
$1,500,001 - $2,000,000                14       24,327,045.00       1.60   1,737,646.07  2.052         360       732         60.45
----------------------------------------------------------------------------------------------------------------------------------
Total:                              4,412    1,516,559,418.91     100.00     343,735.14  1.956         360       710         73.38
----------------------------------------------------------------------------------------------------------------------------------
Average Original Bal:343,735
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                          %                 wa          wa        wa          Loan
                                                           Total         of     Average  Gross   Remaining    Credit            to
Credit Scores                             Count          Balance       Pool     Balance   Rate        Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                                    17     4,605,168.62       0.30  270,892.27  1.305         360       614         75.09
621 - 640                                   214    65,093,998.85       4.29  304,177.56  1.787         360       632         74.81
641 - 660                                   423   132,862,385.50       8.76  314,095.47  1.811         360       651         75.56
661 - 680                                   654   227,365,301.44      14.99  347,653.37  2.035         360       671         74.29
681 - 700                                   698   252,574,906.09      16.65  361,855.17  2.035         360       690         73.26
701 - 720                                   633   220,852,220.97      14.56  348,897.66  2.034         360       710         73.29
721 - 740                                   610   215,361,083.45      14.20  353,050.96  1.833         360       730         72.31
741 - 760                                   502   170,097,065.25      11.22  338,838.78  2.051         360       750         72.75
761 - 780                                   382   139,209,176.45       9.18  364,421.93  1.912         360       769         72.88
781 - 800                                   224    70,401,665.24       4.64  314,293.15  1.963         360       789         72.13
801 - 820                                    49    16,488,427.05       1.09  336,498.51  1.671         360       808         70.16
821 - 840                                     6     1,648,020.00       0.11  274,670.00  1.000         360       825         77.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,412 1,516,559,418.91     100.00  343,735.14  1.956         360       710         73.38
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:    710
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 wa
                                                                            %                 wa         wa        wa          Loan
                                                             Total         of     Average  Gross  Remaining    Credit            to
Range of Original Loan to Value Ratios      Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                                199    56,749,039.24       3.74  285,171.05  2.157        360       719         41.82
50.01% - 55.00%                               102    39,226,846.72       2.59  384,576.93  1.672        360       725         53.29
55.01% - 60.00%                               151    70,535,281.96       4.65  467,121.07  1.722        360       717         58.02
60.01% - 65.00%                               256   104,389,747.95       6.88  407,772.45  1.974        360       717         63.33
65.01% - 70.00%                               430   173,549,094.99      11.44  403,602.55  1.903        360       708         68.66
70.01% - 75.00%                               658   249,936,290.63      16.48  379,842.39  1.973        360       711         73.92
75.01% - 80.00%                             2,487   792,548,975.69      52.26  318,676.71  1.935        360       707         79.51
80.01% - 85.00%                                11     2,807,365.25       0.19  255,215.02  2.988        359       677         82.59
85.01% - 90.00%                                46    10,062,634.68       0.66  218,752.93  3.178        359       690         89.20
90.01% - 95.00%                                72    16,754,141.80       1.10  232,696.41  3.191        360       692         94.69
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412 1,516,559,418.91     100.00  343,735.14  1.956        360       710         73.38
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.19
Maximum: 95.00
Weighted Average:    73.38
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 wa
                                                                            %                 wa         wa        wa          Loan
                                                             Total         of     Average  Gross  Remaining    Credit            to
Geographic Distribution                     Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                         8     1,980,815.13       0.13  247,601.89  1.636        360       735         77.82
Arizona                                       131    27,766,484.98       1.83  211,957.90  2.114        360       719         75.70
Arkansas                                        3       346,000.00       0.02  115,333.33  1.563        360       722         78.46
California                                  2,114   883,288,758.86      58.24  417,828.17  2.101        360       708         72.82
Colorado                                      130    35,831,032.52       2.36  275,623.33  1.905        360       718         74.54
Connecticut                                    41    11,749,536.36       0.77  286,574.06  1.448        360       715         70.09
Delaware                                        9     1,918,770.57       0.13  213,196.73  1.720        360       726         71.87
District Of Columbia                            6     2,097,394.33       0.14  349,565.72  2.376        359       704         77.65
Florida                                       497   135,917,703.15       8.96  273,476.26  1.600        360       714         74.31
Georgia                                        53    11,822,704.50       0.78  223,069.90  1.709        360       703         78.22
Hawaii                                         33    18,536,011.65       1.22  561,697.32  1.422        360       738         71.90
Idaho                                          14     3,389,821.00       0.22  242,130.07  1.092        360       735         60.88
Illinois                                      122    35,549,270.49       2.34  291,387.46  1.827        360       714         73.71
Indiana                                        14     2,846,270.00       0.19  203,305.00  1.080        360       720         71.98
Iowa                                            4       462,500.00       0.03  115,625.00  1.577        360       696         82.68
Kansas                                          3       570,550.00       0.04  190,183.33  1.594        360       678         84.05
Kentucky                                        5       372,757.83       0.02   74,551.57  3.732        359       768         76.45
Louisiana                                      19     5,001,924.26       0.33  263,259.17  1.628        360       676         75.94
Maryland                                       43    14,113,818.56       0.93  328,228.34  2.293        360       694         74.75
Massachusetts                                  66    22,970,198.35       1.51  348,033.31  1.711        360       708         70.91
Michigan                                       77    18,072,954.97       1.19  234,713.70  1.827        360       702         77.08
Minnesota                                      38     8,688,861.96       0.57  228,654.26  2.955        359       712         77.07
Mississippi                                     3       759,900.00       0.05  253,300.00  1.049        360       703         65.55
Missouri                                       13     2,902,722.35       0.19  223,286.33  1.789        360       699         75.23
Montana                                         3       398,537.87       0.03  132,845.96  2.146        360       717         72.11
Nevada                                        229    62,927,433.01       4.15  274,792.28  1.747        360       712         74.70
New Hampshire                                  15     4,235,393.83       0.28  282,359.59  2.617        360       704         70.94
New Jersey                                    108    33,415,232.52       2.20  309,400.30  2.039        360       707         75.18
New Mexico                                      6     1,250,567.71       0.08  208,427.95  1.387        360       703         68.22
New York                                       58    24,608,294.57       1.62  424,280.94  1.324        360       715         68.84
North Carolina                                 35     9,443,759.73       0.62  269,821.71  1.438        360       711         74.89
Ohio                                           26     4,445,349.16       0.29  170,974.97  1.420        360       710         74.99
Oklahoma                                        2       284,000.00       0.02  142,000.00  1.412        360       737         80.00
Oregon                                         38     9,868,229.83       0.65  259,690.26  2.104        360       721         77.19
Pennsylvania                                   42     9,019,592.13       0.59  214,752.19  1.826        360       710         74.17
Rhode Island                                   17     4,393,915.78       0.29  258,465.63  1.763        360       690         76.81
South Carolina                                 17     2,974,491.68       0.20  174,970.10  1.566        360       694         74.24
Tennessee                                      27     3,318,061.11       0.22  122,891.15  1.217        360       722         69.43
Texas                                          46     7,615,270.59       0.50  165,549.36  2.154        360       694         79.62
Utah                                           44    12,712,089.08       0.84  288,911.12  1.794        360       706         73.20
Vermont                                         2       333,561.51       0.02  166,780.76  2.926        359       727         71.11
Virginia                                       98    36,001,806.33       2.37  367,365.37  1.762        360       716         73.82
Washington                                    132    38,438,214.11       2.53  291,198.59  1.634        360       703         75.14
West Virginia                                   2       400,700.00       0.03  200,350.00  1.000        360       726         48.10
Wisconsin                                      18     2,902,156.54       0.19  161,230.92  1.733        360       727         75.55
Wyoming                                         1       616,000.00       0.04  616,000.00  1.750        360       643         70.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412 1,516,559,418.91     100.00  343,735.14  1.956        360       710         73.38
----------------------------------------------------------------------------------------------------------------------------------
top zip %: 0.567
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               wa
                                                                            %                 wa         wa        wa        Loan
                                                             Total         of     Average  Gross  Remaining    Credit          to
Loan Purpose                                Count          Balance       Pool     Balance   Rate       Term     Score       Value
---------------------------------------------------------------------------------------------------------------------------------
Cash Out Refi                               1,884   668,509,789.56      44.08  354,835.34  1.984        360       705       70.61
Purchase                                    1,676   575,014,636.58      37.92  343,087.49  1.966        360       718       77.25
Rate & Term Refi                              852   273,034,992.77      18.00  320,463.61  1.863        360       702       72.04
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412 1,516,559,418.91     100.00  343,735.14  1.956        360       710       73.38
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               wa
                                                                            %                 wa         wa        wa        Loan
                                                             Total         of     Average  Gross  Remaining    Credit          to
Property Type                               Count          Balance       Pool     Balance   Rate       Term     Score       Value
---------------------------------------------------------------------------------------------------------------------------------
Single Family                               2,570   903,918,119.20      59.60  351,719.11  1.916        360       707       72.70
PUD                                           995   361,689,974.67      23.85  363,507.51  2.092        360       711       74.16
Condominium                                   622   171,090,373.80      11.28  275,064.91  1.925        360       715       75.67
2-4 Family                                    225    79,860,951.24       5.27  354,937.56  1.853        360       716       72.68
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412 1,516,559,418.91     100.00  343,735.14  1.956        360       710       73.38
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               wa
                                                                            %                 wa         wa        wa        Loan
                                                             Total         of     Average  Gross  Remaining    Credit          to
Occupancy Status                            Count          Balance       Pool     Balance   Rate       Term     Score       Value
---------------------------------------------------------------------------------------------------------------------------------
Primary                                     3,313 1,235,973,321.60      81.50  373,067.71  1.986        360       707       73.54
Investor                                      912   215,811,093.33      14.23  236,634.97  1.896        360       720       72.96
Secondary                                     187    64,775,003.98       4.27  346,390.40  1.569        360       732       71.86
---------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412 1,516,559,418.91     100.00  343,735.14  1.956        360       710       73.38
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                                                                        wa
                                                                              %                 wa        wa          Loan
                                                               Total         of     Average  Gross    Credit            to
Remaining Term to Maturity (Months)         Count            Balance       Pool     Balance   Rate     Score         Value
----------------------------------------------------------------------------------------------------------------------------
354                                             1         227,822.69       0.02  227,822.69  4.750       636         71.25
356                                             1          68,387.87       0.00   68,387.87  4.875       654         80.00
357                                            13       3,569,586.27       0.24  274,583.56  4.721       697         76.69
358                                            82      24,669,807.00       1.63  300,851.30  4.405       710         74.36
359                                           950     334,669,336.76      22.07  352,283.51  4.414       710         73.71
360                                         3,365   1,153,354,478.32      76.05  342,750.22  1.181       710         73.26
----------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412   1,516,559,418.91     100.00  343,735.14  1.956       710         73.38
----------------------------------------------------------------------------------------------------------------------------
Weighted Average:    360
----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               wa
                                                                            %                 wa         wa        wa        Loan
                                                             Total         of     Average  Gross  Remaining    Credit          to
Pool Summary                              Count            Balance       Pool     Balance   Rate       Term     Score       Value
---------------------------------------------------------------------------------------------------------------------------------
1 year MTA                                3,952   1,369,336,031.47      90.29  346,491.91  1.997        360       710       73.35
1 Month Libor                               460     147,223,387.44       9.71  320,050.84  1.571        360       709       73.72
---------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,412   1,516,559,418.91     100.00  343,735.14  1.956        360       710       73.38
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa         wa        wa          Loan
                                                            Total         of     Average  Gross  Remaining    Credit            to
Range of Loan Gross Margin                 Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
1.275%                                         1       239,950.00       0.02  239,950.00  2.125        360       721         80.00
1.300%                                         3       732,000.00       0.05  244,000.00  1.182        360       769         68.11
1.550%                                         7     2,760,600.00       0.18  394,371.43  1.037        360       752         70.37
1.650%                                         3     1,918,702.00       0.13  639,567.33  1.800        360       692         76.24
1.675%                                         4     1,105,500.00       0.07  276,375.00  1.281        360       741         69.91
1.775%                                         3       708,600.00       0.05  236,200.00  1.806        360       763         76.06
1.800%                                         8     3,017,993.41       0.20  377,249.18  2.003        360       717         74.40
1.900%                                         4       875,163.00       0.06  218,790.75  1.565        360       716         79.67
1.925%                                        19     4,129,330.00       0.27  217,333.16  1.320        360       718         74.06
1.975%                                         2     1,795,000.00       0.12  897,500.00  1.000        360       697         76.66
2.025%                                         5     1,354,230.00       0.09  270,846.00  1.296        360       741         79.60
2.050%                                        54    19,087,765.99       1.26  353,477.15  1.368        360       725         69.85
2.125%                                         7     2,770,850.00       0.18  395,835.71  1.000        360       705         78.68
2.150%                                        13     3,212,017.14       0.21  247,078.24  2.201        359       708         76.15
2.175%                                        12     6,235,788.02       0.41  519,649.00  1.368        360       743         59.46
2.200%                                        33    12,164,061.39       0.80  368,607.92  1.492        360       707         72.49
2.275%                                        27     7,567,705.00       0.50  280,285.37  1.272        360       714         78.19
2.300%                                        77    34,550,392.50       2.28  448,706.40  1.406        360       713         69.08
2.350%                                       122    45,762,903.63       3.02  375,105.77  1.812        360       707         73.77
2.375%                                         4       986,691.77       0.07  246,672.94  1.750        360       683         76.79
2.400%                                        75    37,323,469.90       2.46  497,646.27  1.171        360       714         72.90
2.425%                                        18     3,147,151.42       0.21  174,841.75  1.504        360       725         75.22
2.450%                                        23     6,947,632.17       0.46  302,070.96  1.789        360       704         73.05
2.500%                                       205    78,499,795.67       5.18  382,925.83  1.872        360       713         73.77
2.525%                                         8     2,945,100.00       0.19  368,137.50  1.100        360       691         73.67
2.550%                                         5     1,154,391.60       0.08  230,878.32  2.309        360       712         74.81
2.575%                                        95    34,373,592.70       2.27  361,827.29  1.119        360       708         74.13
2.600%                                        23     7,890,546.28       0.52  343,067.23  1.963        360       709         74.61
2.650%                                       899   355,592,995.42      23.45  395,542.82  2.239        360       710         72.76
2.675%                                        35    11,055,036.52       0.73  315,858.19  1.987        360       700         70.67
2.700%                                         1       495,000.00       0.03  495,000.00  1.750        360       676         72.26
2.725%                                        40    10,113,492.14       0.67  252,837.30  2.468        360       727         74.19
2.750%                                       248    85,377,112.07       5.63  344,262.55  1.765        360       710         73.14
2.775%                                        32    12,522,033.32       0.83  391,313.54  1.486        360       712         72.14
2.800%                                       168    59,758,182.12       3.94  355,703.47  1.085        360       696         76.28
2.825%                                        48    16,766,415.61       1.11  349,300.33  1.090        360       713         73.68
2.850%                                         8     3,362,963.16       0.22  420,370.40  1.764        359       705         62.40
2.875%                                       104    23,274,654.65       1.53  223,794.76  1.301        360       722         73.18
2.900%                                       317   107,502,962.36       7.09  339,126.06  1.859        360       704         73.99
2.925%                                         3       489,073.00       0.03  163,024.33  2.550        360       736         88.68
2.950%                                       169    58,119,635.29       3.83  343,903.17  1.085        360       703         73.90
2.975%                                        54    16,948,062.45       1.12  313,853.01  1.148        360       712         75.01
2.990%                                         1       485,000.00       0.03  485,000.00  1.000        360       646         72.93
3.000%                                        19     4,143,958.84       0.27  218,103.10  1.808        360       711         73.37
3.025%                                       212    57,402,888.39       3.79  270,768.34  2.151        360       721         72.43
3.050%                                       514   172,124,963.81      11.35  334,873.47  3.483        359       706         73.81
3.075%                                        11     3,116,290.00       0.21  283,299.09  1.186        360       707         75.38
3.100%                                        66    23,289,519.00       1.54  352,871.50  1.005        360       704         74.68
3.125%                                        56    14,023,270.20       0.92  250,415.54  1.812        360       727         74.28
3.150%                                        37    11,376,431.05       0.75  307,471.11  1.715        359       705         72.30
3.175%                                        37     9,833,939.00       0.65  265,782.14  1.386        360       705         70.31
3.200%                                        47    18,657,966.00       1.23  396,978.00  1.213        360       702         74.51
3.225%                                         1       356,000.00       0.02  356,000.00  1.750        360       643         80.00
3.250%                                        23     9,082,049.89       0.60  394,871.73  1.130        360       702         70.95
3.275%                                        45    11,884,588.27       0.78  264,101.96  1.952        360       722         73.05
3.325%                                        34     7,811,772.00       0.52  229,758.00  1.324        360       710         74.65
3.350%                                        31     6,027,542.00       0.40  194,436.84  1.468        360       701         74.99
3.375%                                         7     1,313,549.60       0.09  187,649.94  2.074        360       730         77.78
3.400%                                        26    10,012,541.65       0.66  385,097.76  1.234        360       690         73.30
3.425%                                        55    11,356,084.10       0.75  206,474.26  3.190        359       722         71.49
----------------------------------------------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------




[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
....continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa         wa        wa          Loan
                                                            Total         of     Average  Gross  Remaining    Credit            to
Range of Loan Gross Margin                 Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
3.450%                                         8     3,180,720.00       0.21  397,590.00  1.185        360       704         69.86
3.475%                                        17     4,658,182.00       0.31  274,010.71  1.532        360       752         70.67
3.500%                                        14     4,341,997.16       0.29  310,142.65  1.893        360       717         74.11
3.525%                                        10     1,837,422.17       0.12  183,742.22  2.273        359       692         79.42
3.550%                                        33    11,184,275.40       0.74  338,917.44  1.164        360       712         74.44
3.575%                                        16     5,667,501.05       0.37  354,218.82  1.871        360       709         73.14
3.625%                                        11     2,731,330.64       0.18  248,302.79  1.871        360       736         76.06
3.650%                                        15     6,244,653.84       0.41  416,310.26  2.028        360       700         75.01
3.675%                                         4       895,750.00       0.06  223,937.50  2.125        360       778         80.00
3.700%                                         5       741,590.00       0.05  148,318.00  2.279        360       686         83.14
3.725%                                         2       567,200.00       0.04  283,600.00  2.125        360       698         80.00
3.775%                                        21     5,726,325.37       0.38  272,682.16  1.781        360       715         77.59
3.825%                                         2     1,345,000.00       0.09  672,500.00  1.375        360       706         67.68
3.850%                                         3       828,350.00       0.05  276,116.67  3.125        360       698         94.35
3.875%                                         5     1,256,934.47       0.08  251,386.89  2.877        360       702         84.11
3.925%                                        20     4,927,013.00       0.32  246,350.65  1.613        360       707         78.37
3.950%                                         2       357,200.00       0.02  178,600.00  3.125        360       736         95.00
4.000%                                         2       422,750.00       0.03  211,375.00  3.125        360       728         95.00
4.025%                                         8     1,715,450.00       0.11  214,431.25  2.411        360       726         76.19
4.050%                                         1       123,000.00       0.01  123,000.00  3.875        360       662         94.62
4.075%                                         2       438,900.00       0.03  219,450.00  3.125        360       698         95.00
4.125%                                         1       159,428.31       0.01  159,428.31  6.000        358       659         95.00
4.225%                                         1       159,550.00       0.01  159,550.00  3.125        360       736         95.00
4.425%                                         1       116,000.00       0.01  116,000.00  2.125        360       688         80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     4,412 1,516,559,418.91     100.00  343,735.14  1.956        360       710         73.38
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:  2.792%
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Next Rate Adjustment Date                 Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
2004-09-01                                    1         227,822.69       0.02  227,822.69  4.750        354       636        71.25
2004-11-01                                    1          68,387.87       0.00   68,387.87  4.875        356       654        80.00
2004-12-01                                   11       3,115,438.26       0.21  283,221.66  4.708        357       699        76.21
2005-01-01                                   72      22,177,298.03       1.46  308,018.03  4.693        358       710        73.99
2005-02-01                                  851     304,076,750.08      20.05  357,316.98  4.675        359       709        73.78
2005-03-01                                2,919   1,012,532,720.29      66.77  346,876.57  1.109        360       709        73.28
2005-04-01                                  199      63,286,561.69       4.17  318,022.92  1.478        360       712        73.08
2005-05-01                                  339     106,804,886.00       7.04  315,058.66  1.872        360       714        73.08
2005-06-01                                   19       4,269,554.00       0.28  224,713.37  1.953        360       724        75.23
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,412   1,516,559,418.91     100.00  343,735.14  1.956        360       710        73.38
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Maximum Rates                             Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
9.500%                                        1         559,264.06       0.04  559,264.06  4.500        359       765        80.00
9.950%                                    4,380   1,508,836,997.11      99.49  344,483.33  1.953        360       710        73.37
9.995%                                        1         236,000.00       0.02  236,000.00  1.000        360       739        80.00
10.325%                                      21       4,498,545.00       0.30  214,216.43  1.527        360       695        73.91
10.950%                                       6       1,672,704.62       0.11  278,784.10  3.547        359       691        78.37
11.325%                                       1         216,000.00       0.01  216,000.00  2.375        360       693        90.00
12.000%                                       1         244,416.15       0.02  244,416.15  4.375        359       753        67.49
13.195%                                       1         295,491.97       0.02  295,491.97  4.875        359       782        80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,412   1,516,559,418.91     100.00  343,735.14  1.956        360       710        73.38
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:  9.953
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Range of Minimum Rates                    Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
1.000%                                       12       3,565,619.19       0.24  297,134.93  1.485        360       704        76.17
1.275%                                        1         239,950.00       0.02  239,950.00  2.125        360       721        80.00
1.300%                                        3         732,000.00       0.05  244,000.00  1.182        360       769        68.11
1.375%                                        3         487,481.38       0.03  162,493.79  3.585        359       757        71.58
1.550%                                        7       2,760,600.00       0.18  394,371.43  1.037        360       752        70.37
1.650%                                        3       1,918,702.00       0.13  639,567.33  1.800        360       692        76.24
1.675%                                        4       1,105,500.00       0.07  276,375.00  1.281        360       741        69.91
1.750%                                        1         186,400.00       0.01  186,400.00  1.750        360       634        80.00
1.775%                                        3         708,600.00       0.05  236,200.00  1.806        360       763        76.06
1.800%                                        8       3,017,993.41       0.20  377,249.18  2.003        360       717        74.40
1.900%                                        4         875,163.00       0.06  218,790.75  1.565        360       716        79.67
1.925%                                       19       4,129,330.00       0.27  217,333.16  1.320        360       718        74.06
1.975%                                        2       1,795,000.00       0.12  897,500.00  1.000        360       697        76.66
2.025%                                        5       1,354,230.00       0.09  270,846.00  1.296        360       741        79.60
2.050%                                       54      19,087,765.99       1.26  353,477.15  1.368        360       725        69.85
2.125%                                        7       2,770,850.00       0.18  395,835.71  1.000        360       705        78.68
2.150%                                       13       3,212,017.14       0.21  247,078.24  2.201        359       708        76.15
2.175%                                       12       6,235,788.02       0.41  519,649.00  1.368        360       743        59.46
2.200%                                       33      12,164,061.39       0.80  368,607.92  1.492        360       707        72.49
2.275%                                       27       7,567,705.00       0.50  280,285.37  1.272        360       714        78.19
2.300%                                       75      33,890,392.50       2.23  451,871.90  1.414        360       714        68.88
2.350%                                      122      45,762,903.63       3.02  375,105.77  1.812        360       707        73.77
2.375%                                        4         986,691.77       0.07  246,672.94  1.750        360       683        76.79
2.400%                                       75      37,323,469.90       2.46  497,646.27  1.171        360       714        72.90
2.425%                                       18       3,147,151.42       0.21  174,841.75  1.504        360       725        75.22
2.450%                                       23       6,947,632.17       0.46  302,070.96  1.789        360       704        73.05
2.500%                                      205      78,499,795.67       5.18  382,925.83  1.872        360       713        73.77
2.525%                                        8       2,945,100.00       0.19  368,137.50  1.100        360       691        73.67
2.550%                                        5       1,154,391.60       0.08  230,878.32  2.309        360       712        74.81
2.575%                                       95      34,373,592.70       2.27  361,827.29  1.119        360       708        74.13
2.600%                                       23       7,890,546.28       0.52  343,067.23  1.963        360       709        74.61
2.650%                                      895     354,205,876.23      23.36  395,760.76  2.239        360       710        72.74
2.675%                                       35      11,055,036.52       0.73  315,858.19  1.987        360       700        70.67
2.700%                                        1         495,000.00       0.03  495,000.00  1.750        360       676        72.26
2.725%                                       40      10,113,492.14       0.67  252,837.30  2.468        360       727        74.19
2.750%                                      247      85,190,712.07       5.62  344,901.67  1.766        360       710        73.12
2.775%                                       32      12,522,033.32       0.83  391,313.54  1.486        360       712        72.14
2.800%                                      166      59,005,182.12       3.89  355,452.90  1.086        360       696        76.24
2.825%                                       48      16,766,415.61       1.11  349,300.33  1.090        360       713        73.68
2.850%                                        8       3,362,963.16       0.22  420,370.40  1.764        359       705        62.40
2.875%                                      102      22,725,873.27       1.50  222,802.68  1.255        360       721        73.05
2.900%                                      317     107,502,962.36       7.09  339,126.06  1.859        360       704        73.99
2.925%                                        3         489,073.00       0.03  163,024.33  2.550        360       736        88.68
2.950%                                      167      57,628,435.29       3.80  345,080.45  1.086        360       703        73.85
2.975%                                       54      16,948,062.45       1.12  313,853.01  1.148        360       712        75.01
2.990%                                        1         485,000.00       0.03  485,000.00  1.000        360       646        72.93
3.000%                                       19       4,143,958.84       0.27  218,103.10  1.808        360       711        73.37
3.025%                                      213      57,922,088.39       3.82  271,934.69  2.144        360       721        72.50
3.050%                                      514     172,124,963.81      11.35  334,873.47  3.483        359       706        73.81
3.075%                                       11       3,116,290.00       0.21  283,299.09  1.186        360       707        75.38
3.100%                                       65      23,033,519.00       1.52  354,361.83  1.005        360       704        74.63
3.125%                                       56      14,023,270.20       0.92  250,415.54  1.812        360       727        74.28
3.150%                                       36      11,068,431.05       0.73  307,456.42  1.734        359       706        72.78
3.175%                                       36       9,708,939.00       0.64  269,692.75  1.386        360       704        70.60
3.200%                                       47      18,657,966.00       1.23  396,978.00  1.213        360       702        74.51
3.225%                                        1         356,000.00       0.02  356,000.00  1.750        360       643        80.00
3.250%                                       23       9,082,049.89       0.60  394,871.73  1.130        360       702        70.95
3.275%                                       45      11,884,588.27       0.78  264,101.96  1.952        360       722        73.05
3.325%                                       34       7,811,772.00       0.52  229,758.00  1.324        360       710        74.65
3.350%                                       31       6,027,542.00       0.40  194,436.84  1.468        360       701        74.99
----------------------------------------------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------




[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                   All records
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
....continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Range of Minimum Rates                    Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
3.375%                                        7       1,313,549.60       0.09  187,649.94  2.074        360       730        77.78
3.400%                                       26      10,012,541.65       0.66  385,097.76  1.234        360       690        73.30
3.425%                                       55      11,356,084.10       0.75  206,474.26  3.190        359       722        71.49
3.450%                                        8       3,180,720.00       0.21  397,590.00  1.185        360       704        69.86
3.475%                                       17       4,658,182.00       0.31  274,010.71  1.532        360       752        70.67
3.500%                                       14       4,341,997.16       0.29  310,142.65  1.893        360       717        74.11
3.525%                                       10       1,837,422.17       0.12  183,742.22  2.273        359       692        79.42
3.550%                                       33      11,184,275.40       0.74  338,917.44  1.164        360       712        74.44
3.575%                                       16       5,667,501.05       0.37  354,218.82  1.871        360       709        73.14
3.625%                                       11       2,731,330.64       0.18  248,302.79  1.871        360       736        76.06
3.650%                                       15       6,244,653.84       0.41  416,310.26  2.028        360       700        75.01
3.675%                                        4         895,750.00       0.06  223,937.50  2.125        360       778        80.00
3.700%                                        5         741,590.00       0.05  148,318.00  2.279        360       686        83.14
3.725%                                        2         567,200.00       0.04  283,600.00  2.125        360       698        80.00
3.775%                                       21       5,726,325.37       0.38  272,682.16  1.781        360       715        77.59
3.825%                                        2       1,345,000.00       0.09  672,500.00  1.375        360       706        67.68
3.850%                                        3         828,350.00       0.05  276,116.67  3.125        360       698        94.35
3.875%                                        5       1,256,934.47       0.08  251,386.89  2.877        360       702        84.11
3.925%                                       19       4,883,813.00       0.32  257,042.79  1.615        360       707        78.36
3.950%                                        2         357,200.00       0.02  178,600.00  3.125        360       736        95.00
4.000%                                        2         422,750.00       0.03  211,375.00  3.125        360       728        95.00
4.025%                                        8       1,715,450.00       0.11  214,431.25  2.411        360       726        76.19
4.050%                                        1         123,000.00       0.01  123,000.00  3.875        360       662        94.62
4.075%                                        2         438,900.00       0.03  219,450.00  3.125        360       698        95.00
4.125%                                        1         159,428.31       0.01  159,428.31  6.000        358       659        95.00
4.225%                                        1         159,550.00       0.01  159,550.00  3.125        360       736        95.00
4.425%                                        1         116,000.00       0.01  116,000.00  2.125        360       688        80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,412   1,516,559,418.91     100.00  343,735.14  1.956        360       710        73.38
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average: 2.787%
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                              %                 wa         wa        wa       Loan
                                                               Total         of     Average  Gross  Remaining    Credit         to
Max Negam Balance                           Count            Balance       Pool     Balance   Rate       Term     Score      Value
----------------------------------------------------------------------------------------------------------------------------------
110                                            48      20,961,844.57       1.38  436,705.10  1.358        360       711      69.03
115                                         4,364   1,495,597,574.34      98.62  342,712.55  1.964        360       710      73.44
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      4,412   1,516,559,418.91     100.00  343,735.14  1.956        360       710      73.38
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Document Type                             Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Full/alt                                  1,366     391,274,750.46      25.80  286,438.32  2.084        360       702        76.07
No Income/No Asset                            1         300,000.00       0.02  300,000.00  1.000        360       710        75.00
Reduced                                   3,045   1,124,984,668.45      74.18  369,453.09  1.911        360       712        72.45
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    4,412   1,516,559,418.91     100.00  343,735.14  1.956        360       710        73.38
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          wa
                                                                            %                     wa        wa          Loan
                                                             Total         of     Average  Remaining    Credit            to
Range of Loan Interest Rates                Count          Balance       Pool     Balance       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------
1.000%                                      1,988   745,492,594.95      54.44  374,996.28        360       708         73.47
1.250%                                         12     4,851,700.00       0.35  404,308.33        360       716         67.57
1.375%                                        598   143,439,058.90      10.48  239,864.65        360       718         72.59
1.750%                                        272    95,451,155.51       6.97  350,923.37        360       710         71.92
2.000%                                         47    30,369,958.00       2.22  646,169.32        360       719         68.40
2.055%                                          1       438,165.00       0.03  438,165.00        360       740         90.00
2.105%                                          1       258,300.00       0.02  258,300.00        360       640         90.00
2.125%                                         97    22,447,808.70       1.64  231,420.71        360       721         75.86
2.175%                                          3       631,000.00       0.05  210,333.33        360       639         88.75
2.250%                                          1       248,200.00       0.02  248,200.00        360       682         82.73
2.320%                                          1       195,000.00       0.01  195,000.00        360       649         82.98
2.325%                                          1       159,550.00       0.01  159,550.00        360       736         95.00
2.330%                                          1       494,538.00       0.04  494,538.00        360       700         84.54
2.335%                                          5     1,166,350.00       0.09  233,270.00        360       685         94.08
2.345%                                          7     1,688,463.00       0.12  241,209.00        360       714         95.00
2.355%                                          4       965,138.00       0.07  241,284.50        360       717         95.00
2.375%                                          3       304,142.00       0.02  101,380.67        360       706         86.25
2.385%                                          1       136,200.00       0.01  136,200.00        360       621         92.34
2.395%                                          1       128,340.00       0.01  128,340.00        360       708         91.67
2.405%                                          1       260,300.00       0.02  260,300.00        360       684         94.66
2.750%                                          9     3,044,052.02       0.22  338,228.00        360       726         73.87
3.075%                                          1       314,735.64       0.02  314,735.64        359       757         95.00
3.095%                                          1       280,250.00       0.02  280,250.00        360       758         95.00
3.105%                                          1       262,200.00       0.02  262,200.00        360       639         95.00
3.125%                                          2       285,500.00       0.02  142,750.00        360       692         93.66
3.135%                                          1       227,050.00       0.02  227,050.00        360       740         95.00
3.145%                                          1       123,000.00       0.01  123,000.00        360       662         94.62
3.625%                                          2     1,153,434.41       0.08  576,717.21        359       725         71.57
3.875%                                          4     1,699,340.70       0.12  424,835.18        359       712         76.27
3.937%                                          1        76,800.00       0.01   76,800.00        360       759         75.29
4.075%                                          1       237,017.98       0.02  237,017.98        359       653         95.00
4.125%                                          8     3,597,156.59       0.26  449,644.57        359       698         61.81
4.250%                                          3     1,085,114.56       0.08  361,704.85        359       753         80.00
4.375%                                         47    17,820,268.46       1.30  379,154.65        359       714         75.43
4.420%                                          1       300,000.00       0.02  300,000.00        360       694         72.64
4.450%                                          1       336,683.56       0.02  336,683.56        359       696         94.89
4.500%                                        311   122,799,342.63       8.97  394,853.19        359       711         73.70
4.537%                                          1       409,022.95       0.03  409,022.95        359       668         78.10
4.555%                                          1       261,795.33       0.02  261,795.33        357       783         90.00
4.615%                                          1       116,786.01       0.01  116,786.01        359       735         85.40
4.625%                                         25    10,430,835.79       0.76  417,233.43        359       709         73.97
4.750%                                         66    23,379,978.87       1.71  354,242.10        359       703         74.82
4.825%                                          1       345,119.37       0.03  345,119.37        359       660         94.98
4.850%                                          1       221,848.84       0.02  221,848.84        359       703         90.00
4.875%                                        373   122,146,398.24       8.92  327,470.24        359       708         73.40
4.950%                                          1       150,317.47       0.01  150,317.47        359       758         94.97
5.000%                                          5     1,025,239.34       0.07  205,047.87        359       701         72.88
5.125%                                          7     1,593,498.72       0.12  227,642.67        359       709         69.30
5.220%                                          1       159,428.31       0.01  159,428.31        358       659         95.00
5.250%                                         25     5,162,507.58       0.38  206,500.30        359       730         72.25
5.375%                                          2       570,954.56       0.04  285,477.28        359       713         55.71
5.500%                                          1       398,958.33       0.03  398,958.33        359       665         74.21
5.875%                                          1       195,433.15       0.01  195,433.15        359       756         79.99
----------------------------------------------------------------------------------------------------------------------------
Total:                                      3,952 1,369,336,031.47     100.00  346,491.91        360       710         73.35
----------------------------------------------------------------------------------------------------------------------------
Weighted Average:  1.997003%
wa (CURRRATE-LPMI) CURRBAL:  1.992139%
----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              wa
                                                                          %                   wa          wa        wa        Loan
                                                           Total         of     Average    Gross   Remaining    Credit          to
Current Balance                           Count          Balance       Pool     Balance     Rate        Term     Score       Value
--------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                                 33     1,253,063.51       0.09     37,971.62  1.552         360       720       76.26
$50,001 - $100,000                          145    12,113,158.43       0.88     83,539.02  2.036         360       715       69.92
$100,001 - $150,000                         385    48,760,865.52       3.56    126,651.60  1.960         360       713       72.61
$150,001 - $200,000                         483    84,975,529.18       6.21    175,932.77  1.963         360       707       74.03
$200,001 - $250,000                         484   109,244,375.11       7.98    225,711.52  1.922         360       706       73.70
$250,001 - $300,000                         461   126,986,479.23       9.27    275,458.74  2.028         360       705       74.45
$300,001 - $350,000                         423   137,885,334.40      10.07    325,970.06  2.130         360       706       75.04
$350,001 - $400,000                         395   149,281,605.46      10.90    377,928.12  2.028         360       704       75.19
$400,001 - $450,000                         261   111,365,396.57       8.13    426,687.34  2.164         360       714       75.49
$450,001 - $500,000                         230   109,575,751.53       8.00    476,416.31  2.077         360       704       76.22
$500,001 - $550,000                         133    69,868,789.57       5.10    525,329.24  2.220         360       709       75.35
$550,001 - $600,000                         121    69,584,010.63       5.08    575,074.47  2.134         360       713       74.81
$600,001 - $650,000                         134    85,313,175.96       6.23    636,665.49  2.084         360       712       73.29
$650,001 - $700,000                          37    24,993,430.32       1.83    675,498.12  2.022         360       723       69.89
$700,001 - $750,000                          28    20,336,243.63       1.49    726,294.42  1.828         360       720       70.77
$750,001 - $1,000,000                       141   126,741,531.36       9.26    898,876.11  1.568         360       713       69.57
$1,000,001 - $1,500,000                      44    56,730,246.06       4.14  1,289,323.77  1.678         360       718       63.97
$1,500,001 - $2,000,000                      14    24,327,045.00       1.78  1,737,646.07  2.052         360       732       60.45
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952 1,369,336,031.47     100.00    346,491.91  1.997         360       710       73.35
----------------------------------------------------------------------------------------------------------------------------------
Average Original Bal:346,492
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                          %                 wa          wa        wa          Loan
                                                           Total         of     Average  Gross   Remaining    Credit            to
Credit Scores                             Count          Balance       Pool     Balance   Rate        Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                                    14     3,779,750.00       0.28  269,982.14  1.147         360       615         77.15
621 - 640                                   189    56,943,464.12       4.16  301,288.17  1.760         360       632         74.39
641 - 660                                   378   118,061,037.29       8.62  312,330.79  1.857         360       651         75.51
661 - 680                                   584   203,937,126.94      14.89  349,207.41  2.110         360       671         74.31
681 - 700                                   640   231,198,256.13      16.88  361,247.28  2.094         360       690         73.24
701 - 720                                   571   202,364,193.40      14.78  354,403.14  2.067         360       710         73.31
721 - 740                                   546   195,968,145.43      14.31  358,916.02  1.863         360       730         72.43
741 - 760                                   457   156,428,525.27      11.42  342,294.37  2.059         360       750         72.50
761 - 780                                   334   124,531,747.65       9.09  372,849.54  1.942         360       769         73.12
781 - 800                                   196    61,419,678.12       4.49  313,365.70  2.034         360       789         71.70
801 - 820                                    41    14,159,207.12       1.03  345,346.52  1.656         360       807         69.74
821 - 840                                     2       544,900.00       0.04  272,450.00  1.000         360       822         70.94
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952 1,369,336,031.47     100.00  346,491.91  1.997         360       710         73.35
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:    710
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Range of Original Loan to Value Ratios     Count           Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                               177     50,865,171.73       3.71  287,373.85  2.255        360       720        41.95
50.01% - 55.00%                               87     33,766,339.79       2.47  388,118.85  1.715        360       724        53.26
55.01% - 60.00%                              133     62,725,716.72       4.58  471,621.93  1.789        360       717        58.01
60.01% - 65.00%                              237     99,048,723.77       7.23  417,927.10  1.982        360       717        63.33
65.01% - 70.00%                              385    157,993,648.39      11.54  410,373.11  1.956        360       707        68.62
70.01% - 75.00%                              598    228,416,758.75      16.68  381,967.82  2.021        360       711        73.91
75.01% - 80.00%                            2,226    711,560,318.04      51.96  319,658.72  1.971        360       708        79.52
80.01% - 85.00%                                9      2,239,338.18       0.16  248,815.35  2.850        360       678        82.87
85.01% - 90.00%                               39      8,406,683.25       0.61  215,555.98  3.246        359       693        89.05
90.01% - 95.00%                               61     14,313,332.85       1.05  234,644.80  3.233        360       691        94.65
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,952  1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.19
Maximum: 95.00
Weighted Average:    73.35
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa         wa        wa          Loan
                                                            Total         of     Average  Gross  Remaining    Credit            to
Geographic Distribution                    Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                        4       963,095.72       0.07  240,773.93  1.923        360       746         79.85
Arizona                                      116    25,104,312.11       1.83  216,416.48  2.149        360       715         75.87
Arkansas                                       3       346,000.00       0.03  115,333.33  1.563        360       722         78.46
California                                 1,957   819,773,219.16      59.87  418,892.80  2.139        360       708         72.82
Colorado                                     125    34,506,082.52       2.52  276,048.66  1.938        360       718         74.52
Connecticut                                   40    11,548,117.74       0.84  288,702.94  1.388        360       717         70.94
Delaware                                       7     1,343,670.57       0.10  191,952.94  1.819        360       710         71.69
District Of Columbia                           4     1,218,054.08       0.09  304,513.52  2.500        360       729         75.95
Florida                                      449   124,922,847.11       9.12  278,224.60  1.611        360       715         74.22
Georgia                                       49    10,658,180.94       0.78  217,513.90  1.705        360       705         78.91
Hawaii                                        30    17,218,011.65       1.26  573,933.72  1.454        360       742         71.41
Idaho                                         10     2,638,821.00       0.19  263,882.10  1.104        360       747         56.48
Illinois                                     100    29,845,758.84       2.18  298,457.59  1.833        360       717         73.82
Indiana                                       14     2,846,270.00       0.21  203,305.00  1.080        360       720         71.98
Iowa                                           4       462,500.00       0.03  115,625.00  1.577        360       696         82.68
Kansas                                         3       570,550.00       0.04  190,183.33  1.594        360       678         84.05
Kentucky                                       4       165,253.51       0.01   41,313.38  2.297        360       769         80.81
Louisiana                                     16     4,147,521.00       0.30  259,220.06  1.652        360       685         74.24
Maryland                                      27     9,644,499.67       0.70  357,203.69  2.481        359       700         72.83
Massachusetts                                 56    19,053,414.29       1.39  340,239.54  1.784        360       704         69.79
Michigan                                      69    15,781,474.23       1.15  228,717.02  1.847        360       704         77.14
Minnesota                                     31     7,350,545.76       0.54  237,114.38  3.163        359       720         76.70
Mississippi                                    3       759,900.00       0.06  253,300.00  1.049        360       703         65.55
Missouri                                      13     2,902,722.35       0.21  223,286.33  1.789        360       699         75.23
Montana                                        3       398,537.87       0.03  132,845.96  2.146        360       717         72.11
Nevada                                       211    57,376,338.44       4.19  271,925.77  1.755        360       712         74.69
New Hampshire                                 14     4,101,068.83       0.30  292,933.49  2.646        360       704         70.85
New Jersey                                    83    26,781,749.12       1.96  322,671.68  2.089        360       709         74.90
New Mexico                                     6     1,250,567.71       0.09  208,427.95  1.387        360       703         68.22
New York                                      40    17,283,718.57       1.26  432,092.96  1.402        360       711         68.10
North Carolina                                25     7,332,809.73       0.54  293,312.39  1.467        360       705         75.35
Ohio                                          23     3,828,280.41       0.28  166,446.97  1.373        360       714         74.28
Oklahoma                                       2       284,000.00       0.02  142,000.00  1.412        360       737         80.00
Oregon                                        34     9,143,029.83       0.67  268,912.64  2.150        360       724         77.43
Pennsylvania                                  38     8,229,992.13       0.60  216,578.74  1.897        360       715         73.61
Rhode Island                                  12     3,353,180.78       0.24  279,431.73  1.938        360       690         76.52
South Carolina                                13     2,515,641.68       0.18  193,510.90  1.514        360       688         72.94
Tennessee                                     27     3,318,061.11       0.24  122,891.15  1.217        360       722         69.43
Texas                                         42     7,108,982.44       0.52  169,261.49  2.092        360       693         79.71
Utah                                          44    12,712,089.08       0.93  288,911.12  1.794        360       706         73.20
Vermont                                        2       333,561.51       0.02  166,780.76  2.926        359       727         71.11
Virginia                                      61    20,979,269.24       1.53  343,922.45  2.000        360       714         75.88
Washington                                   121    35,929,374.20       2.62  296,936.98  1.648        360       702         75.04
West Virginia                                  1       140,000.00       0.01  140,000.00  1.000        360       767         29.79
Wisconsin                                     15     2,548,956.54       0.19  169,930.44  1.788        360       729         75.72
Wyoming                                        1       616,000.00       0.04  616,000.00  1.750        360       643         70.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,952 1,369,336,031.47     100.00  346,491.91  1.997        360       710         73.35
----------------------------------------------------------------------------------------------------------------------------------
top zip %: 0.598
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Loan Purpose                              Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refi                             1,712     613,631,304.85      44.81  358,429.50  2.036        360       706        70.57
Purchase                                  1,466     509,349,242.58      37.20  347,441.50  1.993        360       718        77.28
Rate & Term Refi                            774     246,355,484.04      17.99  318,288.74  1.907        360       701        72.13
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Property Type                             Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Single Family                             2,310     818,982,896.54      59.81  354,538.05  1.964        360       707        72.72
PUD                                         893     324,703,816.62      23.71  363,610.10  2.127        360       712        74.01
Condominium                                 548     154,067,216.23      11.25  281,144.56  1.953        360       715        75.65
2-4 Family                                  201      71,582,102.08       5.23  356,129.86  1.880        360       715        72.54
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Occupancy Status                          Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Primary                                   3,003   1,127,173,973.21      82.32  375,349.31  2.030        360       707        73.48
Investor                                    795     188,939,819.16      13.80  237,660.15  1.898        360       719        72.82
Secondary                                   154      53,222,239.10       3.89  345,598.96  1.648        360       735        72.36
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
                                                                                                                      wa
                                                                            %                 wa        wa          Loan
                                                             Total         of     Average  Gross    Credit            to
Remaining Term to Maturity (Months)       Count            Balance       Pool     Balance   Rate     Score         Value
------------------------------------------------------------------------------------------------------------------------
354                                           1         227,822.69       0.02  227,822.69  4.750       636         71.25
356                                           1          68,387.87       0.00   68,387.87  4.875       654         80.00
357                                          11       3,176,886.62       0.23  288,807.87  4.720       696         76.80
358                                          74      22,403,958.16       1.64  302,756.19  4.418       711         73.83
359                                         897     317,855,152.83      23.21  354,353.57  4.439       710         73.61
360                                       2,968   1,025,603,823.30      74.90  345,553.85  1.178       710         73.25
------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997       710         73.35
------------------------------------------------------------------------------------------------------------------------
Weighted Average:    360
------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Pool Summary                              Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
1 year MTA                                3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa         wa        wa          Loan
                                                            Total         of     Average  Gross  Remaining    Credit            to
Range of Loan Gross Margin                 Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
1.275%                                         1       239,950.00       0.02  239,950.00  2.125        360       721         80.00
1.550%                                         6     2,360,600.00       0.17  393,433.33  1.043        360       754         72.75
1.650%                                         3     1,918,702.00       0.14  639,567.33  1.800        360       692         76.24
1.675%                                         1       276,000.00       0.02  276,000.00  1.000        360       664         75.00
1.775%                                         1       524,000.00       0.04  524,000.00  1.750        360       781         80.00
1.800%                                         8     3,017,993.41       0.22  377,249.18  2.003        360       717         74.40
1.900%                                         2       498,363.00       0.04  249,181.50  1.425        360       723         80.00
1.925%                                        19     4,129,330.00       0.30  217,333.16  1.320        360       718         74.06
1.975%                                         2     1,795,000.00       0.13  897,500.00  1.000        360       697         76.66
2.025%                                         5     1,354,230.00       0.10  270,846.00  1.296        360       741         79.60
2.050%                                        35    13,523,964.70       0.99  386,398.99  1.408        360       731         70.97
2.125%                                         1       540,000.00       0.04  540,000.00  1.000        360       660         80.00
2.150%                                         5     1,541,568.71       0.11  308,313.74  1.599        360       710         76.13
2.175%                                        11     6,090,515.00       0.44  553,683.18  1.290        360       742         58.97
2.200%                                         2       982,618.09       0.07  491,309.05  3.012        359       709         60.45
2.275%                                        13     3,875,210.00       0.28  298,093.08  1.411        360       734         77.12
2.300%                                        70    32,954,742.50       2.41  470,782.04  1.390        360       712         69.07
2.350%                                         4     1,795,349.30       0.13  448,837.33  1.708        360       710         75.44
2.400%                                        74    37,070,469.90       2.71  500,952.30  1.164        360       714         73.02
2.425%                                        11     2,342,431.42       0.17  212,948.31  1.549        360       729         76.51
2.500%                                       187    72,269,230.42       5.28  386,466.47  1.928        360       715         73.38
2.525%                                         6     1,989,650.00       0.15  331,608.33  1.000        360       681         72.24
2.550%                                         5     1,154,391.60       0.08  230,878.32  2.309        360       712         74.81
2.575%                                        90    32,952,342.70       2.41  366,137.14  1.107        360       707         74.25
2.600%                                        22     7,672,796.28       0.56  348,763.47  1.969        360       709         74.88
2.650%                                       859   342,097,984.18      24.98  398,251.44  2.284        360       710         72.75
2.675%                                        33    10,528,086.28       0.77  319,032.92  1.981        360       698         70.21
2.700%                                         1       495,000.00       0.04  495,000.00  1.750        360       676         72.26
2.725%                                        15     3,885,491.11       0.28  259,032.74  2.229        360       719         74.16
2.750%                                       239    82,552,147.65       6.03  345,406.48  1.754        360       711         72.98
2.775%                                        31    12,232,575.00       0.89  394,599.19  1.397        360       713         71.89
2.800%                                       157    55,611,432.12       4.06  354,212.94  1.091        360       696         76.20
2.825%                                        43    15,578,410.00       1.14  362,288.60  1.012        360       711         73.20
2.850%                                         8     3,362,963.16       0.25  420,370.40  1.764        359       705         62.40
2.875%                                        99    21,843,139.63       1.60  220,637.77  1.296        360       721         73.21
2.900%                                       316   107,342,962.36       7.84  339,692.92  1.859        360       704         73.99
2.925%                                         3       489,073.00       0.04  163,024.33  2.550        360       736         88.68
2.950%                                       150    51,033,467.29       3.73  340,223.12  1.094        360       703         73.86
2.975%                                        52    16,284,602.45       1.19  313,165.43  1.108        360       709         74.81
2.990%                                         1       485,000.00       0.04  485,000.00  1.000        360       646         72.93
3.000%                                        19     4,143,958.84       0.30  218,103.10  1.808        360       711         73.37
3.025%                                       203    54,740,868.39       4.00  269,659.45  2.189        360       721         72.60
3.050%                                       512   171,556,967.81      12.53  335,072.20  3.489        359       706         73.79
3.075%                                        11     3,116,290.00       0.23  283,299.09  1.186        360       707         75.38
3.100%                                        60    20,138,269.00       1.47  335,637.82  1.006        360       705         75.67
3.125%                                        55    13,867,270.20       1.01  252,132.19  1.808        360       726         74.22
3.150%                                        37    11,376,431.05       0.83  307,471.11  1.715        359       705         72.30
3.175%                                        34     8,829,014.00       0.64  259,676.88  1.387        360       706         70.04
3.200%                                        45    17,926,696.00       1.31  398,371.02  1.192        360       702         75.05
3.225%                                         1       356,000.00       0.03  356,000.00  1.750        360       643         80.00
3.250%                                        18     7,590,123.89       0.55  421,673.55  1.149        360       709         71.58
3.275%                                        44    11,580,588.27       0.85  263,195.19  1.947        360       721         72.87
3.325%                                        26     6,537,255.00       0.48  251,432.88  1.315        360       708         74.27
3.350%                                        29     5,697,550.00       0.42  196,467.24  1.443        360       702         74.70
3.375%                                         7     1,313,549.60       0.10  187,649.94  2.074        360       730         77.78
3.400%                                        21     7,844,611.65       0.57  373,552.94  1.299        360       689         74.99
3.425%                                        52    10,938,338.10       0.80  210,352.66  3.231        359       721         71.52
3.450%                                         8     3,180,720.00       0.23  397,590.00  1.185        360       704         69.86
3.475%                                        11     3,426,542.00       0.25  311,503.82  1.375        360       751         68.12
3.500%                                        10     2,977,047.16       0.22  297,704.72  1.958        360       687         73.21
----------------------------------------------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------




[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
....continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa         wa        wa          Loan
                                                            Total         of     Average  Gross  Remaining    Credit            to
Range of Loan Gross Margin                 Count          Balance       Pool     Balance   Rate       Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------------
3.525%                                        10     1,837,422.17       0.13  183,742.22  2.273        359       692         79.42
3.550%                                        33    11,184,275.40       0.82  338,917.44  1.164        360       712         74.44
3.575%                                        16     5,667,501.05       0.41  354,218.82  1.871        360       709         73.14
3.625%                                        11     2,731,330.64       0.20  248,302.79  1.871        360       736         76.06
3.650%                                        15     6,244,653.84       0.46  416,310.26  2.028        360       700         75.01
3.675%                                         4       895,750.00       0.07  223,937.50  2.125        360       778         80.00
3.700%                                         5       741,590.00       0.05  148,318.00  2.279        360       686         83.14
3.725%                                         2       567,200.00       0.04  283,600.00  2.125        360       698         80.00
3.775%                                        17     4,567,325.37       0.33  268,666.20  1.884        360       709         77.70
3.825%                                         2     1,345,000.00       0.10  672,500.00  1.375        360       706         67.68
3.850%                                         3       828,350.00       0.06  276,116.67  3.125        360       698         94.35
3.875%                                         2       476,467.47       0.03  238,233.74  3.269        360       705         84.72
3.925%                                        20     4,927,013.00       0.36  246,350.65  1.613        360       707         78.37
3.950%                                         2       357,200.00       0.03  178,600.00  3.125        360       736         95.00
4.000%                                         2       422,750.00       0.03  211,375.00  3.125        360       728         95.00
4.025%                                         8     1,715,450.00       0.13  214,431.25  2.411        360       726         76.19
4.050%                                         1       123,000.00       0.01  123,000.00  3.875        360       662         94.62
4.075%                                         2       438,900.00       0.03  219,450.00  3.125        360       698         95.00
4.125%                                         1       159,428.31       0.01  159,428.31  6.000        358       659         95.00
4.225%                                         1       159,550.00       0.01  159,550.00  3.125        360       736         95.00
4.425%                                         1       116,000.00       0.01  116,000.00  2.125        360       688         80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,952 1,369,336,031.47     100.00  346,491.91  1.997        360       710         73.35
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:  2.818%
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Next Rate Adjustment Date                 Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
2004-09-01                                    1         227,822.69       0.02  227,822.69  4.750        354       636        71.25
2004-11-01                                    1          68,387.87       0.00   68,387.87  4.875        356       654        80.00
2004-12-01                                   10       2,949,639.03       0.22  294,963.90  4.699        357       695        76.56
2005-01-01                                   66      20,338,882.37       1.49  308,164.88  4.678        358       710        73.45
2005-02-01                                  812     291,874,361.35      21.32  359,451.18  4.673        359       709        73.70
2005-03-01                                2,665     926,193,806.09      67.64  347,539.89  1.110        360       709        73.29
2005-04-01                                  106      33,456,547.07       2.44  315,627.80  1.672        359       711        72.50
2005-05-01                                  290      93,666,585.00       6.84  322,988.22  1.872        360       713        72.91
2005-06-01                                    1         560,000.00       0.04  560,000.00  1.750        360       711        80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Maximum Rates                             Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
9.500%                                        1         559,264.06       0.04  559,264.06  4.500        359       765        80.00
9.950%                                    3,923   1,362,567,309.67      99.51  347,327.89  1.995        360       710        73.33
9.995%                                        1         236,000.00       0.02  236,000.00  1.000        360       739        80.00
10.325%                                      19       3,760,845.00       0.27  197,939.21  1.505        360       691        74.07
10.950%                                       6       1,672,704.62       0.12  278,784.10  3.547        359       691        78.37
12.000%                                       1         244,416.15       0.02  244,416.15  4.375        359       753        67.49
13.195%                                       1         295,491.97       0.02  295,491.97  4.875        359       782        80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:    9.953
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Range of Minimum Rates                      Count          Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
1.000%                                         12     3,565,619.19       0.26  297,134.93  1.485        360       704        76.17
1.275%                                          1       239,950.00       0.02  239,950.00  2.125        360       721        80.00
1.375%                                          3       487,481.38       0.04  162,493.79  3.585        359       757        71.58
1.550%                                          6     2,360,600.00       0.17  393,433.33  1.043        360       754        72.75
1.650%                                          3     1,918,702.00       0.14  639,567.33  1.800        360       692        76.24
1.675%                                          1       276,000.00       0.02  276,000.00  1.000        360       664        75.00
1.750%                                          1       186,400.00       0.01  186,400.00  1.750        360       634        80.00
1.775%                                          1       524,000.00       0.04  524,000.00  1.750        360       781        80.00
1.800%                                          8     3,017,993.41       0.22  377,249.18  2.003        360       717        74.40
1.900%                                          2       498,363.00       0.04  249,181.50  1.425        360       723        80.00
1.925%                                         19     4,129,330.00       0.30  217,333.16  1.320        360       718        74.06
1.975%                                          2     1,795,000.00       0.13  897,500.00  1.000        360       697        76.66
2.025%                                          5     1,354,230.00       0.10  270,846.00  1.296        360       741        79.60
2.050%                                         35    13,523,964.70       0.99  386,398.99  1.408        360       731        70.97
2.125%                                          1       540,000.00       0.04  540,000.00  1.000        360       660        80.00
2.150%                                          5     1,541,568.71       0.11  308,313.74  1.599        360       710        76.13
2.175%                                         11     6,090,515.00       0.44  553,683.18  1.290        360       742        58.97
2.200%                                          2       982,618.09       0.07  491,309.05  3.012        359       709        60.45
2.275%                                         13     3,875,210.00       0.28  298,093.08  1.411        360       734        77.12
2.300%                                         68    32,294,742.50       2.36  474,922.68  1.398        360       713        68.85
2.350%                                          4     1,795,349.30       0.13  448,837.33  1.708        360       710        75.44
2.400%                                         74    37,070,469.90       2.71  500,952.30  1.164        360       714        73.02
2.425%                                         11     2,342,431.42       0.17  212,948.31  1.549        360       729        76.51
2.500%                                        187    72,269,230.42       5.28  386,466.47  1.928        360       715        73.38
2.525%                                          6     1,989,650.00       0.15  331,608.33  1.000        360       681        72.24
2.550%                                          5     1,154,391.60       0.08  230,878.32  2.309        360       712        74.81
2.575%                                         90    32,952,342.70       2.41  366,137.14  1.107        360       707        74.25
2.600%                                         22     7,672,796.28       0.56  348,763.47  1.969        360       709        74.88
2.650%                                        855   340,710,864.99      24.88  398,492.24  2.283        360       710        72.73
2.675%                                         33    10,528,086.28       0.77  319,032.92  1.981        360       698        70.21
2.700%                                          1       495,000.00       0.04  495,000.00  1.750        360       676        72.26
2.725%                                         15     3,885,491.11       0.28  259,032.74  2.229        360       719        74.16
2.750%                                        238    82,365,747.65       6.02  346,074.57  1.754        360       711        72.97
2.775%                                         31    12,232,575.00       0.89  394,599.19  1.397        360       713        71.89
2.800%                                        155    54,858,432.12       4.01  353,925.37  1.092        360       696        76.15
2.825%                                         43    15,578,410.00       1.14  362,288.60  1.012        360       711        73.20
2.850%                                          8     3,362,963.16       0.25  420,370.40  1.764        359       705        62.40
2.875%                                         97    21,294,358.25       1.56  219,529.47  1.247        360       721        73.07
2.900%                                        316   107,342,962.36       7.84  339,692.92  1.859        360       704        73.99
2.925%                                          3       489,073.00       0.04  163,024.33  2.550        360       736        88.68
2.950%                                        148    50,542,267.29       3.69  341,501.81  1.095        360       703        73.80
2.975%                                         52    16,284,602.45       1.19  313,165.43  1.108        360       709        74.81
2.990%                                          1       485,000.00       0.04  485,000.00  1.000        360       646        72.93
3.000%                                         19     4,143,958.84       0.30  218,103.10  1.808        360       711        73.37
3.025%                                        204    55,260,068.39       4.04  270,882.69  2.181        360       721        72.67
3.050%                                        512   171,556,967.81      12.53  335,072.20  3.489        359       706        73.79
3.075%                                         11     3,116,290.00       0.23  283,299.09  1.186        360       707        75.38
3.100%                                         59    19,882,269.00       1.45  336,987.61  1.006        360       705        75.63
3.125%                                         55    13,867,270.20       1.01  252,132.19  1.808        360       726        74.22
3.150%                                         36    11,068,431.05       0.81  307,456.42  1.734        359       706        72.78
3.175%                                         33     8,704,014.00       0.64  263,758.00  1.387        360       705        70.37
3.200%                                         45    17,926,696.00       1.31  398,371.02  1.192        360       702        75.05
3.225%                                          1       356,000.00       0.03  356,000.00  1.750        360       643        80.00
3.250%                                         18     7,590,123.89       0.55  421,673.55  1.149        360       709        71.58
3.275%                                         44    11,580,588.27       0.85  263,195.19  1.947        360       721        72.87
3.325%                                         26     6,537,255.00       0.48  251,432.88  1.315        360       708        74.27
3.350%                                         29     5,697,550.00       0.42  196,467.24  1.443        360       702        74.70
3.375%                                          7     1,313,549.60       0.10  187,649.94  2.074        360       730        77.78
3.400%                                         21     7,844,611.65       0.57  373,552.94  1.299        360       689        74.99
3.425%                                         52    10,938,338.10       0.80  210,352.66  3.231        359       721        71.52
----------------------------------------------------------------------------------------------------------------------------------
Continued...
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus.
Although the information contained in the material is based on sources the
Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus.
NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN
OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------




[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 1
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
....continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                            %                 wa         wa        wa         Loan
                                                             Total         of     Average  Gross  Remaining    Credit           to
Range of Minimum Rates                    Count            Balance       Pool     Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
3.450%                                        8       3,180,720.00       0.23  397,590.00  1.185        360       704        69.86
3.475%                                       11       3,426,542.00       0.25  311,503.82  1.375        360       751        68.12
3.500%                                       10       2,977,047.16       0.22  297,704.72  1.958        360       687        73.21
3.525%                                       10       1,837,422.17       0.13  183,742.22  2.273        359       692        79.42
3.550%                                       33      11,184,275.40       0.82  338,917.44  1.164        360       712        74.44
3.575%                                       16       5,667,501.05       0.41  354,218.82  1.871        360       709        73.14
3.625%                                       11       2,731,330.64       0.20  248,302.79  1.871        360       736        76.06
3.650%                                       15       6,244,653.84       0.46  416,310.26  2.028        360       700        75.01
3.675%                                        4         895,750.00       0.07  223,937.50  2.125        360       778        80.00
3.700%                                        5         741,590.00       0.05  148,318.00  2.279        360       686        83.14
3.725%                                        2         567,200.00       0.04  283,600.00  2.125        360       698        80.00
3.775%                                       17       4,567,325.37       0.33  268,666.20  1.884        360       709        77.70
3.825%                                        2       1,345,000.00       0.10  672,500.00  1.375        360       706        67.68
3.850%                                        3         828,350.00       0.06  276,116.67  3.125        360       698        94.35
3.875%                                        2         476,467.47       0.03  238,233.74  3.269        360       705        84.72
3.925%                                       19       4,883,813.00       0.36  257,042.79  1.615        360       707        78.36
3.950%                                        2         357,200.00       0.03  178,600.00  3.125        360       736        95.00
4.000%                                        2         422,750.00       0.03  211,375.00  3.125        360       728        95.00
4.025%                                        8       1,715,450.00       0.13  214,431.25  2.411        360       726        76.19
4.050%                                        1         123,000.00       0.01  123,000.00  3.875        360       662        94.62
4.075%                                        2         438,900.00       0.03  219,450.00  3.125        360       698        95.00
4.125%                                        1         159,428.31       0.01  159,428.31  6.000        358       659        95.00
4.225%                                        1         159,550.00       0.01  159,550.00  3.125        360       736        95.00
4.425%                                        1         116,000.00       0.01  116,000.00  2.125        360       688        80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,952   1,369,336,031.47     100.00  346,491.91  1.997        360       710        73.35
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average: 2.813%
----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               wa
                                                                          %                 wa         wa        wa          Loan
                                                           Total         of     Average  Gross  Remaining    Credit            to
Max Negam Balance                      Count             Balance       Pool     Balance   Rate       Term     Score         Value
---------------------------------------------------------------------------------------------------------------------------------
110                                       40       17,283,718.57       1.26  432,092.96  1.402        360       711         68.10
115                                    3,912    1,352,052,312.90      98.74  345,616.64  2.005        360       710         73.41
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,952    1,369,336,031.47     100.00  346,491.91  1.997        360       710         73.35
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               wa
                                                                          %                 wa         wa        wa          Loan
                                                           Total         of     Average  Gross  Remaining    Credit            to
Document Type                          Count             Balance       Pool     Balance   Rate       Term     Score         Value
---------------------------------------------------------------------------------------------------------------------------------
Full/alt                               1,203      346,272,469.51      25.29  287,840.79  2.115        360       701         75.88
No Income/No Asset                         1          300,000.00       0.02  300,000.00  1.000        360       710         75.00
Reduced                                2,748    1,022,763,561.96      74.69  372,184.70  1.957        360       713         72.49
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 3,952    1,369,336,031.47     100.00  346,491.91  1.997        360       710         73.35
---------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                          wa
                                                                           %                      wa        wa          Loan
                                                            Total         of     Average   Remaining    Credit            to
Range of Loan Interest Rates                Count         Balance       Pool     Balance        Term     Score         Value
----------------------------------------------------------------------------------------------------------------------------
1.000%                                        229   87,841,288.00      59.67  383,586.41         360       704         72.68
1.250%                                          7    2,060,095.00       1.40  294,299.29         360       705         78.60
1.375%                                         82   18,627,413.02      12.65  227,163.57         360       729         72.48
1.750%                                         57   15,759,341.51      10.70  276,479.68         360       711         73.22
2.000%                                          9    1,739,567.00       1.18  193,285.22         360       659         92.79
2.125%                                         23    5,195,620.85       3.53  225,896.56         360       732         76.58
2.345%                                          2      418,437.00       0.28  209,218.50         360       758         95.00
2.375%                                          1      216,000.00       0.15  216,000.00         360       693         90.00
2.750%                                          2      416,047.00       0.28  208,023.50         360       735         95.00
3.125%                                          1      400,500.00       0.27  400,500.00         360       712         90.00
4.125%                                          1      221,071.92       0.15  221,071.92         359       705         80.00
4.500%                                         14    5,132,839.75       3.49  366,631.41         359       712         76.68
4.625%                                          7    2,046,311.43       1.39  292,330.20         359       715         78.86
4.750%                                          1      204,704.24       0.14  204,704.24         358       633         59.42
4.875%                                         17    5,030,580.72       3.42  295,916.51         359       700         74.47
5.040%                                          1      289,458.32       0.20  289,458.32         359       670         82.86
5.250%                                          6    1,624,111.68       1.10  270,685.28         359       738         77.97
----------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84         360       709         73.72
----------------------------------------------------------------------------------------------------------------------------
Weighted Average:  1.571494%
----------------------------------------------------------------------------------------------------------------------------
wa (CURRRATE-LPMI) CURRBAL:  1.568864%
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                  wa         wa        wa         Loan
                                                            Total         of      Average  Gross  Remaining    Credit           to
Current Balance                             Count         Balance       Pool      Balance   Rate       Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000                                    3      112,217.00       0.08    37,405.67  1.609        360       726        64.30
$50,001 - $100,000                             19    1,545,000.00       1.05    81,315.79  1.451        360       729        69.30
$100,001 - $150,000                            61    7,867,620.18       5.34   128,977.38  1.829        360       714        71.92
$150,001 - $200,000                            68   11,962,092.42       8.13   175,913.12  1.556        360       707        73.26
$200,001 - $250,000                            45    9,997,735.22       6.79   222,171.89  1.989        360       698        74.05
$250,001 - $300,000                            69   19,067,053.21      12.95   276,334.10  1.820        360       710        76.81
$300,001 - $350,000                            42   13,612,381.54       9.25   324,104.32  1.564        360       720        75.91
$350,001 - $400,000                            44   16,609,919.40      11.28   377,498.17  1.546        360       719        74.68
$400,001 - $450,000                            25   10,527,949.15       7.15   421,117.97  1.455        360       720        76.53
$450,001 - $500,000                            21    9,961,943.10       6.77   474,378.24  1.523        360       704        77.19
$500,001 - $550,000                            10    5,283,986.98       3.59   528,398.70  1.427        360       697        72.15
$550,001 - $600,000                            15    8,772,815.94       5.96   584,854.40  1.277        360       699        76.24
$600,001 - $650,000                            12    7,650,747.33       5.20   637,562.28  1.617        360       720        71.12
$650,001 - $700,000                             5    3,363,525.00       2.28   672,705.00  1.146        360       705        73.79
$700,001 - $750,000                             4    2,867,500.00       1.95   716,875.00  1.188        360       727        72.81
$750,001 - $1,000,000                          11    9,637,740.97       6.55   876,158.27  1.778        360       704        70.38
$1,000,001 - $1,500,000                         6    8,383,160.00       5.69 1,397,193.33  1.000        360       683        61.39
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00   320,050.84  1.571        360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Average Original Bal: 320,051
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Credit Scores                               Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
601 - 620                                       3      825,418.62       0.56  275,139.54  2.029         360       608        65.67
621 - 640                                      25    8,150,534.73       5.54  326,021.39  1.972         360       630        77.76
641 - 660                                      45   14,801,348.21      10.05  328,918.85  1.449         360       652        75.95
661 - 680                                      70   23,428,174.50      15.91  334,688.21  1.375         360       670        74.14
681 - 700                                      58   21,376,649.96      14.52  368,562.93  1.399         360       688        73.45
701 - 720                                      62   18,488,027.57      12.56  298,193.99  1.671         360       710        73.08
721 - 740                                      64   19,392,938.02      13.17  303,014.66  1.530         360       730        71.06
741 - 760                                      45   13,668,539.98       9.28  303,745.33  1.957         360       751        75.64
761 - 780                                      48   14,677,428.80       9.97  305,779.77  1.656         360       769        70.85
781 - 800                                      28    8,981,987.12       6.10  320,785.25  1.473         360       789        75.05
801 - 820                                       8    2,329,219.93       1.58  291,152.49  1.761         360       810        72.67
821 - 840                                       4    1,103,120.00       0.75  275,780.00  1.000         360       827        80.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:  709
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Range of Original Loan to Value Ratios      Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                                 22    5,883,867.51       4.00  267,448.52  1.312         360       706        40.63
50.01% - 55.00%                                15    5,460,506.93       3.71  364,033.80  1.406         360       733        53.46
55.01% - 60.00%                                18    7,809,565.24       5.30  433,864.74  1.181         360       717        58.09
60.01% - 65.00%                                19    5,341,024.18       3.63  281,106.54  1.823         360       714        63.25
65.01% - 70.00%                                45   15,555,446.60      10.57  345,676.59  1.366         360       715        69.17
70.01% - 75.00%                                60   21,519,531.88      14.62  358,658.86  1.458         360       711        73.95
75.01% - 80.00%                               261   80,988,657.65      55.01  310,301.37  1.611         360       707        79.48
80.01% - 85.00%                                 2      568,027.07       0.39  284,013.54  3.534         359       671        81.48
85.01% - 90.00%                                 7    1,655,951.43       1.12  236,564.49  2.835         360       676        90.00
90.01% - 95.00%                                11    2,440,808.95       1.66  221,891.72  2.945         360       696        94.95
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.80
Maximum: 95.00
Weighted Average:  73.72
----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Geographic Distribution                     Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                         4    1,017,719.41       0.69  254,429.85  1.363         360       725        75.90
Arizona                                        15    2,662,172.87       1.81  177,478.19  1.784         360       757        74.15
California                                    157   63,515,539.70      43.14  404,557.58  1.604         360       709        72.83
Colorado                                        5    1,324,950.00       0.90  264,990.00  1.044         360       715        75.12
Connecticut                                     1      201,418.62       0.14  201,418.62  4.875         359       612        21.26
Delaware                                        2      575,100.00       0.39  287,550.00  1.489         360       762        72.31
District Of Columbia                            2      879,340.25       0.60  439,670.13  2.205         359       668        80.00
Florida                                        48   10,994,856.04       7.47  229,059.50  1.472         360       709        75.39
Georgia                                         4    1,164,523.56       0.79  291,130.89  1.745         360       679        71.95
Hawaii                                          3    1,318,000.00       0.90  439,333.33  1.000         360       689        78.27
Idaho                                           4      751,000.00       0.51  187,750.00  1.051         360       690        76.33
Illinois                                       22    5,703,511.65       3.87  259,250.53  1.793         360       701        73.13
Kentucky                                        1      207,504.32       0.14  207,504.32  4.875         359       767        72.98
Louisiana                                       3      854,403.26       0.58  284,801.09  1.510         360       634        84.22
Maryland                                       16    4,469,318.89       3.04  279,332.43  1.889         360       682        78.90
Massachusetts                                  10    3,916,784.06       2.66  391,678.41  1.353         360       730        76.34
Michigan                                        8    2,291,480.74       1.56  286,435.09  1.690         359       692        76.68
Minnesota                                       7    1,338,316.20       0.91  191,188.03  1.812         360       666        79.09
Nevada                                         18    5,551,094.57       3.77  308,394.14  1.669         360       717        74.88
New Hampshire                                   1      134,325.00       0.09  134,325.00  1.750         360       708        73.81
New Jersey                                     25    6,633,483.40       4.51  265,339.34  1.835         360       702        76.33
New York                                       18    7,324,576.00       4.98  406,920.89  1.139         360       723        70.59
North Carolina                                 10    2,110,950.00       1.43  211,095.00  1.336         360       732        73.31
Ohio                                            3      617,068.75       0.42  205,689.58  1.710         359       685        79.36
Oregon                                          4      725,200.00       0.49  181,300.00  1.527         360       686        74.23
Pennsylvania                                    4      789,600.00       0.54  197,400.00  1.076         360       665        80.00
Rhode Island                                    5    1,040,735.00       0.71  208,147.00  1.199         360       691        77.75
South Carolina                                  4      458,850.00       0.31  114,712.50  1.846         360       727        81.37
Texas                                           4      506,288.15       0.34  126,572.04  3.032         359       708        78.26
Virginia                                       37   15,022,537.09      10.20  406,014.52  1.429         360       719        70.94
Washington                                     11    2,508,839.91       1.70  228,076.36  1.432         360       717        76.65
West Virginia                                   1      260,700.00       0.18  260,700.00  1.000         360       704        57.93
Wisconsin                                       3      353,200.00       0.24  117,733.33  1.336         360       716        74.35
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
top zip %: 1.454
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Loan Purpose                                Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                      210   65,665,394.00      44.60  312,692.35  1.757         360       718        77.02
Cash Out Refi                                 172   54,878,484.71      37.28  319,060.96  1.404         360       698        70.99
Rate & Term Refi                               78   26,679,508.73      18.12  342,044.98  1.460         360       711        71.25
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Property Type                               Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Single Family                                 260   84,935,222.66      57.69  326,673.93  1.454         360       708        72.52
PUD                                           102   36,986,158.05      25.12  362,609.39  1.786         360       708        75.50
Condominium                                    74   17,023,157.57      11.56  230,042.67  1.670         360       709        75.77
2-4 Family                                     24    8,278,849.16       5.62  344,952.05  1.622         360       729        73.92
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Occupancy Status                            Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Primary                                       310  108,799,348.39      73.90  350,965.64  1.532         360       704        74.11
Investor                                      117   26,871,274.17      18.25  229,669.01  1.887         360       730        73.96
Secondary                                      33   11,552,764.88       7.85  350,083.78  1.207         360       715        69.55
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                                      wa
                                                                           %                  wa        wa          Loan
                                                            Total         of     Average   Gross    Credit            to
Remaining Term to Maturity (Months)         Count         Balance       Pool     Balance    Rate     Score         Value
------------------------------------------------------------------------------------------------------------------------
357                                             2      392,699.65       0.27  196,349.83   4.731       711         75.78
358                                             8    2,265,848.84       1.54  283,231.11   4.279       708         79.67
359                                            53   16,814,183.93      11.42  317,248.75   3.956       709         75.75
360                                           397  127,750,655.02      86.77  321,790.06   1.200       710         73.34
------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84   1.571       709         73.72
------------------------------------------------------------------------------------------------------------------------
Weighted Average:    360
------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Pool Summary                                Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
1 Month Libor                                 460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Range of Loan Gross Margin                  Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
1.300%                                          3      732,000.00       0.50  244,000.00  1.182         360       769        68.11
1.550%                                          1      400,000.00       0.27  400,000.00  1.000         360       738        56.34
1.675%                                          3      829,500.00       0.56  276,500.00  1.375         360       767        68.22
1.775%                                          2      184,600.00       0.13   92,300.00  1.965         360       711        64.86
1.900%                                          2      376,800.00       0.26  188,400.00  1.750         360       707        79.24
2.050%                                         19    5,563,801.29       3.78  292,831.65  1.273         360       709        67.12
2.125%                                          6    2,230,850.00       1.52  371,808.33  1.000         360       716        78.36
2.150%                                          8    1,670,448.43       1.13  208,806.05  2.757         359       707        76.16
2.175%                                          1      145,273.02       0.10  145,273.02  4.625         359       810        80.00
2.200%                                         31   11,181,443.30       7.59  360,691.72  1.359         360       706        73.55
2.275%                                         14    3,692,495.00       2.51  263,749.64  1.126         360       693        79.32
2.300%                                          7    1,595,650.00       1.08  227,950.00  1.750         360       726        69.30
2.350%                                        118   43,967,554.33      29.86  372,606.39  1.816         360       707        73.70
2.375%                                          4      986,691.77       0.67  246,672.94  1.750         360       683        76.79
2.400%                                          1      253,000.00       0.17  253,000.00  2.125         360       720        54.41
2.425%                                          7      804,720.00       0.55  114,960.00  1.375         360       715        71.45
2.450%                                         23    6,947,632.17       4.72  302,070.96  1.789         360       704        73.05
2.500%                                         18    6,230,565.25       4.23  346,142.51  1.222         360       699        78.27
2.525%                                          2      955,450.00       0.65  477,725.00  1.308         360       711        76.64
2.575%                                          5    1,421,250.00       0.97  284,250.00  1.375         360       721        71.41
2.600%                                          1      217,750.00       0.15  217,750.00  1.750         360       689        65.00
2.650%                                         40   13,495,011.24       9.17  337,375.28  1.111         360       703        73.07
2.675%                                          2      526,950.24       0.36  263,475.12  2.125         359       728        79.94
2.725%                                         25    6,228,001.03       4.23  249,120.04  2.618         360       733        74.22
2.750%                                          9    2,824,964.42       1.92  313,884.94  2.104         360       691        77.64
2.775%                                          1      289,458.32       0.20  289,458.32  5.250         359       670        82.86
2.800%                                         11    4,146,750.00       2.82  376,977.27  1.009         360       696        77.41
2.825%                                          5    1,188,005.61       0.81  237,601.12  2.125         359       741        79.92
2.875%                                          5    1,431,515.02       0.97  286,303.00  1.375         360       731        72.74
2.900%                                          1      160,000.00       0.11  160,000.00  1.750         360       670        77.30
2.950%                                         19    7,086,168.00       4.81  372,956.21  1.021         360       702        74.22
2.975%                                          2      663,460.00       0.45  331,730.00  2.125         360       784        80.00
3.025%                                          9    2,662,020.00       1.81  295,780.00  1.375         360       725        68.92
3.050%                                          2      567,996.00       0.39  283,998.00  1.750         360       744        80.00
3.100%                                          6    3,151,250.00       2.14  525,208.33  1.000         360       698        68.30
3.125%                                          1      156,000.00       0.11  156,000.00  2.125         360       762        80.00
3.175%                                          3    1,004,925.00       0.68  334,975.00  1.375         360       699        72.65
3.200%                                          2      731,270.00       0.50  365,635.00  1.750         360       723        61.48
3.250%                                          5    1,491,926.00       1.01  298,385.20  1.033         360       661        67.76
3.275%                                          1      304,000.00       0.21  304,000.00  2.125         360       752        80.00
3.325%                                          8    1,274,517.00       0.87  159,314.63  1.375         360       721        76.59
3.350%                                          2      329,992.00       0.22  164,996.00  1.889         360       691        80.00
3.400%                                          5    2,167,930.00       1.47  433,586.00  1.000         360       696        67.19
3.425%                                          3      417,746.00       0.28  139,248.67  2.125         360       735        70.74
3.475%                                          6    1,231,640.00       0.84  205,273.33  1.970         360       756        77.75
3.500%                                          4    1,364,950.00       0.93  341,237.50  1.750         360       781        76.09
3.775%                                          4    1,159,000.00       0.79  289,750.00  1.375         360       738        77.16
3.875%                                          3      780,467.00       0.53  260,155.67  2.638         360       701        83.74
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:    2.550%
----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Next Rate Adjustment Date                   Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
2004-12-01                                      1      165,799.23       0.11  165,799.23  4.875         357       772        70.00
2005-01-01                                      6    1,838,415.66       1.25  306,402.61  4.867         358       708        79.99
2005-02-01                                     39   12,202,388.73       8.29  312,881.76  4.727         359       709        75.72
2005-03-01                                    254   86,338,914.20      58.64  339,916.99  1.093         360       706        73.18
2005-04-01                                     93   29,830,014.62      20.26  320,752.85  1.261         360       714        73.73
2005-05-01                                     49   13,138,301.00       8.92  268,128.59  1.872         360       717        74.36
2005-06-01                                     18    3,709,554.00       2.52  206,086.33  1.984         360       726        74.51
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Maximum Rates                               Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
9.950%                                        457  146,269,687.44      99.35  320,064.96  1.570         360       709        73.70
10.325%                                         2      737,700.00       0.50  368,850.00  1.641         360       714        73.13
11.325%                                         1      216,000.00       0.15  216,000.00  2.375         360       693        90.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:    9.954
----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Range of Minimum Rates                      Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
1.300%                                          3      732,000.00       0.50  244,000.00  1.182         360       769        68.11
1.550%                                          1      400,000.00       0.27  400,000.00  1.000         360       738        56.34
1.675%                                          3      829,500.00       0.56  276,500.00  1.375         360       767        68.22
1.775%                                          2      184,600.00       0.13   92,300.00  1.965         360       711        64.86
1.900%                                          2      376,800.00       0.26  188,400.00  1.750         360       707        79.24
2.050%                                         19    5,563,801.29       3.78  292,831.65  1.273         360       709        67.12
2.125%                                          6    2,230,850.00       1.52  371,808.33  1.000         360       716        78.36
2.150%                                          8    1,670,448.43       1.13  208,806.05  2.757         359       707        76.16
2.175%                                          1      145,273.02       0.10  145,273.02  4.625         359       810        80.00
2.200%                                         31   11,181,443.30       7.59  360,691.72  1.359         360       706        73.55
2.275%                                         14    3,692,495.00       2.51  263,749.64  1.126         360       693        79.32
2.300%                                          7    1,595,650.00       1.08  227,950.00  1.750         360       726        69.30
2.350%                                        118   43,967,554.33      29.86  372,606.39  1.816         360       707        73.70
2.375%                                          4      986,691.77       0.67  246,672.94  1.750         360       683        76.79
2.400%                                          1      253,000.00       0.17  253,000.00  2.125         360       720        54.41
2.425%                                          7      804,720.00       0.55  114,960.00  1.375         360       715        71.45
2.450%                                         23    6,947,632.17       4.72  302,070.96  1.789         360       704        73.05
2.500%                                         18    6,230,565.25       4.23  346,142.51  1.222         360       699        78.27
2.525%                                          2      955,450.00       0.65  477,725.00  1.308         360       711        76.64
2.575%                                          5    1,421,250.00       0.97  284,250.00  1.375         360       721        71.41
2.600%                                          1      217,750.00       0.15  217,750.00  1.750         360       689        65.00
2.650%                                         40   13,495,011.24       9.17  337,375.28  1.111         360       703        73.07
2.675%                                          2      526,950.24       0.36  263,475.12  2.125         359       728        79.94
2.725%                                         25    6,228,001.03       4.23  249,120.04  2.618         360       733        74.22
2.750%                                          9    2,824,964.42       1.92  313,884.94  2.104         360       691        77.64
2.775%                                          1      289,458.32       0.20  289,458.32  5.250         359       670        82.86
2.800%                                         11    4,146,750.00       2.82  376,977.27  1.009         360       696        77.41
2.825%                                          5    1,188,005.61       0.81  237,601.12  2.125         359       741        79.92
2.875%                                          5    1,431,515.02       0.97  286,303.00  1.375         360       731        72.74
2.900%                                          1      160,000.00       0.11  160,000.00  1.750         360       670        77.30
2.950%                                         19    7,086,168.00       4.81  372,956.21  1.021         360       702        74.22
2.975%                                          2      663,460.00       0.45  331,730.00  2.125         360       784        80.00
3.025%                                          9    2,662,020.00       1.81  295,780.00  1.375         360       725        68.92
3.050%                                          2      567,996.00       0.39  283,998.00  1.750         360       744        80.00
3.100%                                          6    3,151,250.00       2.14  525,208.33  1.000         360       698        68.30
3.125%                                          1      156,000.00       0.11  156,000.00  2.125         360       762        80.00
3.175%                                          3    1,004,925.00       0.68  334,975.00  1.375         360       699        72.65
3.200%                                          2      731,270.00       0.50  365,635.00  1.750         360       723        61.48
3.250%                                          5    1,491,926.00       1.01  298,385.20  1.033         360       661        67.76
3.275%                                          1      304,000.00       0.21  304,000.00  2.125         360       752        80.00
3.325%                                          8    1,274,517.00       0.87  159,314.63  1.375         360       721        76.59
3.350%                                          2      329,992.00       0.22  164,996.00  1.889         360       691        80.00
3.400%                                          5    2,167,930.00       1.47  433,586.00  1.000         360       696        67.19
3.425%                                          3      417,746.00       0.28  139,248.67  2.125         360       735        70.74
3.475%                                          6    1,231,640.00       0.84  205,273.33  1.970         360       756        77.75
3.500%                                          4    1,364,950.00       0.93  341,237.50  1.750         360       781        76.09
3.775%                                          4    1,159,000.00       0.79  289,750.00  1.375         360       738        77.16
3.875%                                          3      780,467.00       0.53  260,155.67  2.638         360       701        83.74
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average:    2.550%
----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                         Computational Materials for
                                        CHL Mortgage Pass-Through Trust 2005-3
                                                                       Group 2
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Max Negam Balance                           Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
110                                             8    3,678,126.00       2.50  459,765.75  1.151         360       710        73.41
115                                           452  143,545,261.44      97.50  317,578.01  1.582         360       709        73.73
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                wa
                                                                           %                 wa          wa        wa         Loan
                                                            Total         of     Average  Gross   Remaining    Credit           to
Document Type                               Count         Balance       Pool     Balance   Rate        Term     Score        Value
----------------------------------------------------------------------------------------------------------------------------------
Full/alt                                      163   45,002,280.95      30.57  276,087.61  1.838         360       707        77.56
Reduced                                       297  102,221,106.49      69.43  344,178.81  1.454         360       711        72.03
----------------------------------------------------------------------------------------------------------------------------------
Total:                                        460  147,223,387.44     100.00  320,050.84  1.571         360       709        73.72
----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------